UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Materials Pursuant to Rule 14a-12

DRAGONFLY ENERGY HOLDINGS CORP.

(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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No fee required

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

DRAGONFLY ENERGY HOLDINGS CORP.
1190 Trademark Drive #108
Reno, Nevada 89521
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held on February 28, 2023
To the Stockholders of Dragonfly Energy Holdings Corp.:
You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of Dragonfly Energy Holdings Corp. (the “Company”) to be held on February 28, 2023, at 4 p.m. Pacific Time. We are planning to hold the Special Meeting virtually via the Internet at http://www.viewproxy.com/DFLI/2023. You will not be able to attend the Special Meeting at a physical location. At the Special Meeting, stockholders will act on the following matters:
1.
To approve the reincorporation by conversion of the Company from the State of Delaware to the State of Nevada; and

2.
To approve one or more adjournments of the Special Meeting in the event that the number of shares of common stock voting “FOR” the adoption of Proposal 1 are insufficient to approve Proposal 1.

Only stockholders of record on January 17, 2023 are entitled to receive notice of and to vote at the Special Meeting or any postponement or adjournment thereof. Please complete, sign and return the proxy card whether or not you plan to attend the Special Meeting. Alternatively, you may submit your proxy online at http://www.viewproxy.com/DFLI2023 or by telephone by calling (866) 402-3905.
By Order of the Board of Directors,
/s/ Denis Phares

Denis Phares
President and Chief Executive Officer
Reno, Nevada
January [   •   ], 2023
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 28, 2023: The Company’s Proxy Statement for the Special Meeting of Stockholders is available at http://www.viewproxy.com/DFLI2023.
To be sure your vote is counted and assure a quorum is present, it is important that you submit your proxy regardless of the number of shares you own. The Board of Directors urges you to submit your proxy over the Internet by going to http://www.viewproxy.com/DFLI/2023 or by telephone by calling (866) 402-3905 or to sign, date and mark the proxy card promptly and return it to the Company. Submitting your proxy over the Internet or by telephone or by returning the proxy card will not prevent you from voting at the virtual Special Meeting. Under Securities and Exchange Commission rules, we are providing access to our proxy materials both by sending you this full set of proxy materials, and by notifying you of the availability of our proxy materials on the Internet.

GENERAL INFORMATION	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
PROPOSAL NO. 1: APPROVAL OF THE REINCORPORATION BY CONVERSION OF THE COMPANY FROM THE STATE OF DELAWARE TO THE STATE OF NEVADA	8
PROPOSAL NO. 2: APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING IN THE EVENT THAT THE NUMBER OF SHARES OF COMMON STOCK VOTING “FOR” THE ADOPTION OF PROPOSAL 1 ARE INSUFFICIENT TO APPROVE PROPOSAL 1	24
STOCKHOLDER PROPOSALS	25
HOUSEHOLDING OF SPECIAL MEETING MATERIALS	26
OTHER MATTERS	27
ANNEX A: PLAN OF CONVERSION	A-1
ANNEX B: NEVADA ARTICLES OF INCORPORATION	B-1
ANNEX C: NEVADA BYLAWS	C-1
i

DRAGONFLY ENERGY HOLDINGS CORP.
PROXY STATEMENT
FOR THE FEBRUARY 28, 2023 SPECIAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
This proxy statement (the “Proxy Statement”) contains information related to the Special Meeting of Stockholders to be held on Tuesday, February 28, 2023, at 4 p.m. Pacific Time at http://www.viewproxy.com/DFLI/2023 (the “Special Meeting”). The term “Special Meeting” as used in this Proxy Statement includes any adjournment or postponement of the Special Meeting.
In this Proxy Statement, the terms “Dragonfly,” “Company,” “we,” “us,” and “our” refer to Dragonfly Energy Holdings Corp. The mailing address of our principal executive offices is Dragonfly Energy Holdings Corp., 1190 Trademark Drive #108, Reno, Nevada 89521.
Proxies for the Special Meeting are being solicited by our Board of Directors (the “Board”). This Proxy Statement and Notice of Special Meeting of Stockholders (the “Notice of Special Meeting”) are first being made available to stockholders on or about January [   •   ], 2023.
Pursuant to Securities and Exchange Commission (“SEC”) rules, we are providing access to our proxy materials both by sending you this full set of proxy materials, and by notifying you of the availability of our proxy materials online at http://www.viewproxy.com/DFLI/2023, where you can access this Proxy Statement and proxy card. In addition, our proxy materials provide instructions on how you may request to receive, at no charge, all future proxy materials in printed form by mail or electronically by email. Your election to receive proxy materials by mail or email will remain in effect until you revoke it. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to stockholders and will reduce the impact of our annual meetings on the environment.
You do not need to attend the Special Meeting to vote your shares. You may simply complete, sign and return the proxy card and your votes will be cast for you at the Special Meeting or you may submit your proxy online at http://www.viewproxy.com/DFLI/2023 or by telephone by calling (866) 402-3905.
About the Meeting
Why are we calling this Special Meeting?
We are calling the Special Meeting to seek the approval of our stockholders:
1.
To approve the reincorporation by conversion of the Company from the State of Delaware to the State of Nevada (the “Reincorporation”); and

2.
To approve one or more adjournments of the Special Meeting in the event that the shares of common stock voting “FOR” the adoption of Proposal 1 are insufficient to approve Proposal 1.

What are the Board’s recommendations?
Our Board believes that the approval of the Reincorporation is advisable and in the best interests of us and our stockholders and recommends that you vote “FOR” Proposals 1 and 2. For additional information regarding the purpose and the rationale for the Reincorporation, see “Proposal 1: Approval of the Reincorporation by Conversion of the Company from the State of Delaware to the State of Nevada” below.
If you are a stockholder of record and you return a properly executed proxy card or submit your proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Special Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.
Who is entitled to vote at the meeting?
If you owned shares of common stock at the close of business on January 17, 2023 (the “Record Date”), you are entitled to vote at the Special Meeting, As of the Record Date, there were [   •   ] shares of common

stock outstanding. Each holder of record of common stock is entitled to one vote per share of common stock on each matter to be acted upon at the Special Meeting.
Who can attend the meeting?
All stockholders as of the Record Date, or their duly appointed proxies, may attend the Special Meeting. The Special Meeting will convene on February 28, 2023 at 4 p.m. Pacific time at http://www.viewproxy.com/DFLI/2023.
The Special Meeting will be held in a virtual meeting format only. Stockholders will not be able to attend the Special Meeting at a physical location. In order to participate in the Special Meeting live via the Internet, you must register in advance at http://www.viewproxy.com/DFLI/2023 by 8:59 p.m. Pacific Time on February 27, 2023. If you are a registered holder, you must register using the virtual control number included on your Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) or your proxy card (if you received a printed copy of the proxy materials). If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Special Meeting. If you are a beneficial owner and you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Special Meeting (but will not be able to vote your shares at the Special Meeting) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at http://www.viewproxy.com/DFLI/2023.
On the day of the Special Meeting, if you have properly registered, you may enter the Special Meeting by logging in using the event password you received via email in your registration confirmation at http://www.viewproxy.com/DFLI/2023.
The Special Meeting can be accessed by visiting http://www.viewproxy.com/DFLI/2023, where you will be able to listen to the meeting live, submit questions and vote online. You will need the virtual control number. As part of the Special Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted in writing during the meeting in accordance with the Special Meeting procedures which are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
We have retained Alliance Advisors, LLC (“Alliance”) to host our virtual Special Meeting and to distribute, receive, count and tabulate proxies.
What constitutes a quorum?
The presence at the Special Meeting, in person or represented by proxy, of a majority of the voting power of all issued and outstanding shares of our capital stock entitled to vote thereat will constitute a quorum for our Special Meeting. Signed proxies received but not voted, or abstentions, will be included in the calculation of the number of shares considered to be present at the Special Meeting. Broker non-votes will not be counted for purposes of determining whether there is a quorum present at the Special Meeting.
How do I vote?
You may vote your shares at the Special Meeting via live webcast, via telephone, over the Internet or by proxy. If you wish to vote your shares electronically at the Special Meeting, there will be a live link provided during the Special Meeting (you will need the virtual control number assigned to you).
You will have the right to vote your shares during the Special Meeting on http://www.viewproxy.com/DFLI/2023. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your Notice of Internet Availability, proxy card or voting instruction form to vote at our Special Meeting.
To submit your proxy via telephone, you must dial (866) 402-3905. Have your proxy card in hand when you call. Telephone voting facilities will be available 24 hours a day beginning January [   •   ], 2023 until 8:59 p.m., Pacific Time, on February 27, 2023.

To submit your proxy over the Internet, you must go to http://www.viewproxy.com/DFLI/2023. Internet voting facilities will be available 24 hours a day beginning January [   •   ], 2023 until 8:59 p.m., Pacific Time, on February 27, 2023.
To vote by proxy, complete, sign and return the proxy card in the enclosed postage-paid envelope. If you properly complete your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 8:59 p.m., Pacific Time, on February 27, 2023.
If you are a stockholder of record and you return a properly executed proxy card or submit your proxy over the Internet but do not mark the boxes showing how you wish to vote, your proxy will vote your shares “FOR” the Reincorporation and FOR one or more adjournments of the Special Meeting if there are not sufficient votes to approve the Reincorporation. If any other matter is presented, your proxy will vote your shares as recommended by the Board or, if no recommendation is given, at his or her own discretion. As of the date of this Proxy Statement, we know of no other matters that may be presented at the Special Meeting, other than those listed in the Notice of the Special Meeting.
If you hold your shares through a bank, brokerage firm or other nominee, you should submit your voting instructions in accordance with the steps required by such bank, brokerage firm or other nominee.
Please note that if you received a Notice of Internet Availability, you cannot submit your proxy by marking the Notice of Internet Availability and returning it. The Notice of Internet Availability provides instructions on how to submit your proxy on the Internet and how to request paper copies of the proxy materials. Even if you plan to attend our Special Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Special Meeting.
What if I vote and then change my mind?
You may revoke your proxy at any time before it is exercised by:
•
filing with our Secretary, a letter revoking the proxy;

•
submitting another a later dated proxy;

•
attending the Special Meeting and voting online.

Your latest vote will be the vote that is counted. If your shares are not registered in your own name, you will need a signed proxy from your stockholder of record to vote at the Special Meeting.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote at the Special Meeting.
Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Special Meeting. However, because you are not the stockholder of record, you may not vote these shares unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.
What vote is required to approve each proposal?
1.
Approval of the Reincorporation by Conversion of the Company from the State of Delaware to the State of Nevada.   This proposal requires the affirmative (“FOR”) vote of holders of the majority of the outstanding shares of common stock and entitled to vote thereon. As a result, abstentions and “broker non-votes”, if any, will have the same effect as a vote “AGAINST” this proposal.

2.
Approval of One or More Adjournments of the Special Meeting in the Event that the Shares of Common Stock Voting “FOR” the Adoption of Proposal 1 are Insufficient to approve Proposal 1.   This proposal requires the requires the affirmative (“FOR”) vote of the majority of the holders of the voting power of shares of common stock, present or represented by proxy and entitled to vote at the meeting and voting affirmatively or negatively on such matter. Abstentions, if any, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, if any, with respect to this proposal will not affect the outcome of this proposal.

Holders of common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.
What are “broker non-votes”?
Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers, banks or other nominees are not permitted to use discretionary voting authority to vote for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this Proxy Statement has been made available to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee as to how to vote your shares, if you wish to ensure that your shares are present and voted at the Special Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.
A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner.
The Reincorporation (Proposal 1) is generally considered to be a “non-routine” matter, and brokers, banks or other nominees are not permitted to vote on this matter if the broker, bank or other nominee has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers, banks or other nominees how they wish to vote their shares on this proposal. If Proposal 1 is deemed to be a “non-routine” matter, the adjournment of the Special Meeting (Proposal 2) will also be considered to be a “non-routine” matter.
Under Delaware law and our Amended and Restated Bylaws (the “Delaware Bylaws”), abstentions and, if such proposal is deemed to be “non-routine” as described above, broker non-votes, if any, with respect to Proposal 1 will have the same effect as a vote against such proposal. With respect to Proposal 2, abstentions, if any, will have the same effect as a vote against such proposal. Broker non-votes, if any, with respect to Proposal 2 will not affect the outcome of such proposal. Abstentions will be counted for purposes of determining whether there is a quorum present at the Special Meeting. Broker non-votes will not be counted for purposes of determining whether there is a quorum present at the Special Meeting. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.
If your shares are held of record by a bank, broker, or other nominee, we urge you to give instructions to your bank, broker, or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

How are we soliciting this proxy?
We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers and other employees also may, but without compensation other than their regular compensation, solicit proxies by mail or personal conversations, or by telephone, facsimile or other electronic means.
We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.
We have also retained Alliance to assist it in the solicitation of proxies. Alliance will solicit proxies on behalf of us from individuals, brokers, bank nominees and other institutional holders in the same manner described above. The fees that will be paid to Alliance are anticipated to be approximately $5,000, and we will reimburse their out-of-pocket expenses. We have also agreed to indemnify Alliance against certain claims.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of January 17, 2023, the Record Date, with respect to the beneficial ownership of common stock by the following: (i) each of our current directors; (ii) each of our named executive officers; (iii) all of our current executive officers and directors as a group; and (iv) each other person known by us to own beneficially more than five percent (5%) of the outstanding shares of common stock.
The amounts and percentage of shares of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, common stock subject to securities held by that person that are currently exercisable or exercisable within 60 days of the Record Date (“Presently Exercisable Securities”), if any, are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.
The table reflects [43,272,728] shares common stock outstanding as of the Record Date plus any shares issuable upon exercise of Presently Exercisable Securities held by such person or entity.
Except as otherwise noted below, the address for persons listed in the table is c/o Dragonfly Energy Holdings Corp., 1190 Trademark Drive #108, Reno, Nevada 89521.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
5% Holders:
Dynavolt Technology (HK) Ltd.(1)	11,820,900	27.32%
Chardan NexTech Investments 2 LLC(2)(3)(4)	3,262,900	7.50%
Li Gong(5)	2,999,550	6.83%
Named Executive Officers and Directors:
Dr. Denis Phares(6)(7)	16,105,978	37.04%
Sean Nichols(6)(8)	3,735,999	8.60%
Nicole Harvey(9)	61,471	*
John Marchetti(10)	138,041	*
Luisa Ingargiola(11)	51,471	*
Brian Nelson(12)	19,710	*
Perry Boyle	22,000	*
Jonathan Bellows	0	*
Rick Parod	0	*
Karina Edmonds	0	*
All Executive Officers and Directors as a group (9 persons):	16,398,671	37.90%

*
Less than 1%

(1)
Based on the Schedule 13D filed by Dynavolt Technology (HK) Ltd. (“Dynavolt”) on October 12, 2022. The business address of Dynavolt is Flat/Room 02-03 26/F, Bea Tower Millennium City 5, 418 Kwun Tong Road, Kwun Tong, Hong Kong.

(2)
Based on the joint Schedule 13D/A filed by Chardan NexTech Investments 2 LLC (“Chardan”) and Jonas Grossman on January 9, 2023. Mr. Grossman is the managing member of Chardan and the President and managing partner of Chardan Capital Markets LLC (“CCM”), an affiliate of Chardan. As such, Mr. Grossman may be deemed to have beneficial ownership of the 3,030,500 shares of common stock held directly by Chardan. Mr. Grossman disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(3)
Excludes 15,000 shares issued to CCM. Mr. Kerry Propper, Mr. Steven Urbach and Mr. Jonas Grossman, are CCM’s Chairman, Chief Executive Officer and President, respectively, and are each Members and Managers of Chardan Securities LLC, which holds a controlling interest in CCM. Mr. Urbach has all investment and voting power over the 15,000 shares held by CCM. The business address of Chardan, CCM, and Mr. Grossman is 17 State Street, 21st Floor, New York, NY 10004. CCM, an affiliate of Chardan and Chardan Warrant Holdings LLC (“Warrant Holdings”), is a broker-dealer and a member of the Financial Industry Regulatory Authority, Inc.

(4)
Includes 232,400 private warrants issuable upon exercise of outstanding warrants within 60 days of the Record Date. Excludes 4,627,858 private warrants, which Warrant Holdings LLC has agreed not to exercise to the extent that Warrant Holdings and its affiliates would be deemed to beneficially own more than 7.5% of the shares of common stock outstanding immediately after giving effect to such exercise. The business address of Warrant Holdings is 17 State Street, 21st Floor, New York, NY 10004.

(5)
Based on the Schedule 13D filed by Li Gong on October 12, 2022. Includes (i) 147,138 shares of common stock held on behalf of the SAKURA GRAT, dated February 11, 2021, of which Mr. Gong is a trustee, (ii) 2,217,042 shares of common stock on behalf of the LML Family Trust, dated January 14, 2019, of which Mr. Gong is a trustee and (iii) 635,370 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of the Record Date. The business address of Mr. Gong is 930 Tahoe Blvd. Suite 802, PMB 860, Incline Village, Nevada 89451.

(6)
Excludes 40,000,000 shares of common stock not yet payable as the earnout contingencies have not yet been met and will not be met within 60 days of the Record Date.

(7)
Includes (i) 1,217,906 shares held on behalf of the Phares 2021 GRAT dated July 9, 2021, of which Dr. Phares is the trustee, and (ii) 206,868 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of the Record Date.

(8)
Based on the Schedule 13D filed by Sean Nichols, our former Chief Operating Officer, on October 12, 2022 and information available to the Company. Includes 54,393 shares of common stock held on behalf of the Nichols GRAT I dated June 14, 2021, and 3,383,142 shares of common stock held on behalf of the Nichols Living Trust 2015, each of which Mr. Nichols is the trustee. On November 7, 2022, Mr. Nichols resigned from his position as Chief Operating Officer of the Company. Also includes 177,316 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of the Record Date.

(9)
Includes 49,650 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of the Record Date.

(10)
Includes 88,661 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of the Record Date.

(11)
Includes 51,471 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of the Record Date.

(12)
Includes 19,710 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of the Record Date.

PROPOSAL NO. 1: APPROVAL OF THE REINCORPORATION BY CONVERSION OF THE COMPANY FROM THE STATE OF DELAWARE TO THE STATE OF NEVADA
The Board is recommending that stockholders approve reincorporating the Company in Nevada, which we refer to as the “Reincorporation.” The Reincorporation would be effected through a conversion pursuant to Section 266 of the General Corporation Law of the State of Delaware (the “DGCL”) whereby the Company will convert from a Delaware corporation to a Nevada corporation and thereafter will be subject to the provisions of the Nevada Revised Statutes, as amended (the “NRS”). We will continue to operate our business under the name “Dragonfly Energy Holdings Corp.”
We believe that the Reincorporation will reduce our overall tax burden given the franchise taxes imposed on Delaware corporations. We also believe that the Reincorporation in Nevada will give us a greater measure of flexibility and simplicity in corporate governance than is available under Delaware law and will provide for greater protection for our directors and officers from lawsuits. Chapter 78 of the NRS is generally recognized as one of the most comprehensive and progressive state corporate statutes. By reincorporating the Company in Nevada, we believe we will be better suited to take advantage of business opportunities and that Nevada law can better provide for our ever-changing business needs and lowers our ongoing administrative expenses.
Accordingly, the Board believes that it is in our and our stockholder’s best interests that our state of incorporation be changed from Delaware to Nevada and has recommended the approval of the Reincorporation to our stockholders. The Reincorporation will not result in any change in our business, operations, management, assets, liabilities or net worth.
Principal Features of the Reincorporation
The Reincorporation would be effected pursuant to Section 266 of the DGCL as set forth in the Plan of Conversion (the “Plan of Conversion”), which is included as Annex A to this Proxy Statement. Approval of Proposal 1 will constitute approval of the Plan of Conversion. The Plan of Conversion provides that we will reincorporate from Delaware to Nevada by converting into a Nevada corporation pursuant to Section 266 of the DGCL and Section 92A.205 of the NRS and that there will be no change in our business, properties, assets, obligations, or management as a result of the Reincorporation. Our directors and officers immediately prior to the Reincorporation will serve as our directors and officers following the Reincorporation. We will continue to maintain our headquarters in Nevada.
The Plan of Conversion also provides that, upon the Reincorporation, each outstanding share of common stock of the Delaware corporation will be converted into one outstanding share of common stock of the Nevada corporation. You will not have to exchange your existing stock certificates for new stock certificates. At the same time, upon the Reincorporation, each outstanding warrant, option or right to acquire shares of common stock of the Delaware corporation will continue to be a warrant, option or right to acquire an equal number of shares of common stock of the Nevada corporation under the same terms and conditions.
Following the Reincorporation, we will be governed by the NRS instead of the DGCL, and we will be governed by the form of Nevada Articles of Incorporation (the “Nevada Charter”) and the form of Nevada Bylaws (the “Nevada Bylaws”), included as Annex B and Annex C, respectively, to this Proxy Statement. Approval of Proposal 1 will constitute approval of the Nevada Charter and Nevada Bylaws. Our current Amended and Restated Certificate of Incorporation (the “Delaware Charter”) and Delaware Bylaws will no longer be applicable following completion of the Reincorporation. Copies of the Delaware Charter can be found via our Current Report on Form 8-K filed with the SEC on August 13, 2021. Copies of the Delaware Bylaws can be found via our Current Report on Form 8-K filed with the SEC on October 11, 2022.
The Board currently intends that the Reincorporation will occur as soon as practicable following the Special Meeting. If the Reincorporation is approved by our stockholders, the Reincorporation would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Nevada) of the Nevada Articles of Conversion and Nevada Charter and the filing (and acceptance thereof by the Secretary of State of the State of Delaware) of the Delaware Certificate of Conversion.
Reasons for the Reincorporation in Nevada
The Board believes that there are several reasons why the Reincorporation is in the best interests of us and our stockholders.

The Board believes that we can save significant money from having to pay a franchise tax in Delaware by reincorporating in Nevada. The Company while incorporated in the state of Delaware is required to pay a corporate franchise tax each year however the State of Nevada does not have a franchise tax. We paid franchise tax in the amount of $66,256.03 for tax year 2021 and $147,085.17 for tax year 2022. We estimate that we will save approximately $106,670 per year on franchise taxes if this proposal is approved.
In addition, the Board believes the Reincorporation may help us attract and retain qualified management by reducing the risk of lawsuits being filed against us and our directors and officers. We believe that, in general, Nevada law provides greater protection from such litigation to our directors, officers and us than Delaware law. The frequency of claims and litigation has greatly expanded the risks facing directors and officers of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend such litigation can be substantial. Delaware law provides that every person becoming a director of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, a director can be personally sued in Delaware, even though the director has no other contacts with Delaware. Similarly, Nevada law provides that every person who accepts election or appointment, including reelection or reappointment, as a director or officer of a Nevada corporation consents to the personal jurisdiction of the Nevada courts in connection with all civil actions or proceedings brought in Nevada by, on behalf of or against the entity in which the director or officer is a necessary or proper party, or in any action or proceeding against the director or officer for a violation of a duty in such capacity, whether or not the person continues to serve as a director or officer at the time the action or proceeding is commenced. We believe that the advantage of Nevada is that, unlike Delaware corporate law, much of which consists of judicial decisions that migrate and develop over time, Nevada has pursued a statute-focused approach that does not depend upon constant judicial supplementation and revision, and is intended to be stable and predictable.
Also, the Board believes the Reincorporation in Nevada will provide potentially greater protection in the event of litigation for our directors and officers. Delaware law permits a corporation to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director or an officer to a company and its stockholders for monetary damages for breach of fiduciary duty as a director or an officer, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law and, with respect to officers, related to derivative claims. By contrast, Nevada law permits a broader exclusion of liability of both officers and directors to us and our stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law. The Reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud or a knowing violation of law. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as our directors or officers.
Stockholders should understand that the directors and our officers have an interest in the Reincorporation to the extent that they will be entitled to such limitation of liability. The Reincorporation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the Reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law. For a discussion of differences between the laws of Delaware and Nevada, please see “Comparison of Stockholder Rights under Delaware and Nevada Law” below.
Federal Income Tax Consequences
The following discussion addresses the material U.S. federal income tax consequences of the Reincorporation that are applicable to holders of shares of common stock. The discussion does not deal with all U.S. federal income tax consequences that may be relevant to a particular holder of shares of common stock, or any foreign, state or local tax considerations. The following discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. We have not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the Reincorporation. The Internal Revenue Service could adopt positions contrary to those discussed below and such position could be sustained.

Accordingly, holders of common stock are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the Reincorporation, as well as the effect of possible changes in the applicable tax laws.
The Reincorporation provided for in the Plan of Conversion is intended to constitute a tax-free “reorganization” under Section 368(a)(1)(F) of the Code. Accordingly, assuming the Reincorporation qualifies as a reorganization under Section 368(a)(1)(F) of the Code, it is expected that the Reincorporation will have the following U.S. federal income tax consequences: (i) no gain or loss will be recognized by the holders of shares of common stock upon consummation of the Reincorporation; (ii) the aggregate tax basis of shares of common stock after the Reincorporation will be the same as the aggregate tax basis of shares of common stock before the Reincorporation; and (iii) the holding period of the shares of common stock after the Reincorporation will include the period for which the shares of common stock were held prior to the Reincorporation.
Securities Law Consequences
At the effective time of the Reincorporation, the common stock will continue to be traded on the Nasdaq Global Market under the symbol “DFLI” and our redeemable warrants (the “Warrants”) will continue to be traded on the Nasdaq Capital Market under the symbol “DFLI.W.” There will be no interruption in the trading of the common stock or the Warrants as a result of the Reincorporation. We will continue to file periodic reports and other documents with the SEC and provide to stockholders the same types of information that we have previously filed and provided. We and our stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as we and our stockholders were prior to the Reincorporation.
Accounting Treatment
We expect that the Reincorporation will have no effect from an accounting perspective because there is no different entity as a result of the Reincorporation. As such, our financial statements previously filed with the SEC will remain our financial statements following the Reincorporation.
Comparison of Stockholder Rights under Delaware and Nevada Law
The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Company. The following are summaries of certain material differences between the rights of our stockholders under Nevada and Delaware law.
The following discussion is a brief summary. It does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and DGCL.
Increasing or Decreasing Authorized Capital Stock.   The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law has no similar provision and increasing or decreasing the authorized capital stock generally requires an amendment to the certificate of incorporation that must be approved by the board of directors and the stockholders.
Classified Board of Directors.   The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. The Delaware Charter and Delaware Bylaws do provide for a classified board of directors with three classes of directors with each class serving a staggered three-year term and with one class being elected at each year’s annual meeting of stockholders following the consummation of the Reincorporation.

The NRS also permits any Nevada corporations to classify its board of directors into classes with staggered terms of office, where at least one-fourth of the directors must be elected annually. The Nevada Charter and Nevada Bylaws also provide for a classified Board, and all directors will still be elected for staggered three-year terms following the consummation of the Reincorporation.
Removal of Directors.   Under the DGCL, the holders of a majority of shares then entitled to vote at an election of directors may remove any director or the entire board with or without cause unless (i) the board is a classified board, in which case, unless the certificate of incorporation otherwise provides, directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him of her if then cumulatively voted at an election of the entire board of directors. Because we have a classified board, directors may be removed only for cause. The DGCL also permits the certificate of incorporation to include a higher voting standard for the removal of directors. The Delaware Charter provides that directors may only be removed by the affirmative vote of 66 and 2/3% of the voting power of the outstanding shares entitled to vote at an election of directors.
The NRS requires the vote of the holders of at least two-thirds of the shares or class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause. The articles of incorporation may provide for a higher voting threshold but not a lower one.
Fiduciary Duty and Business Judgment.   Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but, unlike other jurisdictions, fiduciary duties of directors and officers are codified in the NRS. As a matter of law, directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Professional reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.
Under Delaware law, a corporation’s directors are charged with fiduciary duties of care and loyalty. The duty of care requires that directors act in an informed and deliberate manner and inform themselves, prior to making a business decision, of all relevant material information reasonably available to them. The duty of loyalty may be summarized as the duty to act in good faith, not out of self-interest, and in a manner which the director reasonably believes to be in the best interests of the corporation and its stockholders. A party challenging a decision of a board of directors for breach of fiduciary duty bears the burden of rebutting the applicability of the presumptions afforded to directors by the “business judgment rule.” If the presumption is not rebutted, the business judgment rule applies to protect the directors and their decisions. The business judgment rule presumes that directors are acting independently, in good faith and with due care in making a business decision. Under Delaware law, members of the board of directors or any committee designated by the board of directors are entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Unlike Delaware law, Nevada law extends the statutory protection for reliance on such persons to corporate officers.
Flexibility for Decisions, including Takeovers.   Nevada provides directors and officers with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations.

Under Nevada law, director and officer actions taken in response to a change or potential change in control are granted the benefits of the business judgment rule. However, in the case of an action that impedes the rights of stockholders to vote for or remove directors, directors and officers will only be given the advantage of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat.
In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider the effect of the decision on several corporate constituencies in addition to the stockholders, including the corporation’s employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor.
Under Delaware law, directors’ conduct may be subject to enhanced scrutiny in respect of, among other matters, defensive actions taken in response to a threat to corporate control and approval of a transaction resulting in a sale of control of the corporation. With respect to defensive actions taken in response to a threat to corporate control, directors’ decisions are protected by the business judgment rule, as long as a two-part test is satisfied. The test requires that: (1) the board show reasonable grounds for the belief that a danger to corporate policy and effectiveness existed; and (2) the defensive measures taken are reasonable in relation to the threat posed (i.e. that the defensive measure must not be “coercive or preclusive” and must within the range of reasonable responses to the threat posed).
With respect to transactions resulting in a sale of control of the corporation for cash or otherwise involves a change of control, the directors have the duty to carry out a process reasonably designed to secure the best price reasonably attainable for its stockholders under the circumstances. Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.
Limitation on Personal Liability of Directors and Officers.   The NRS and the DGCL each permit corporations to adopt provisions in their charter documents that eliminate or limit the personal liability of directors and officers to the corporation or their stockholders for monetary damages for breach of a director’s fiduciary duty, subject to certain exceptions, subject to the differences discussed below.
Both jurisdictions preclude liability limitation for acts or omissions not in good faith or involving intentional misconduct and, with respect to directors, for paying dividends or repurchasing stock out of other than lawfully available funds. Unlike the DGCL, however, the NRS does not expressly preclude a corporation from limiting liability for a director’s or officer’s breach of the duty of loyalty or for any transaction from which a director or officer derives an improper personal benefit. Also, under the DGCL, an officer may not be exculpated for derivative actions. In addition, the NRS provision permitting limitation of liability expressly applies to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors as this limitation is provided by statute.
Finally, in Nevada, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, the presumption that the director or officer acted in good faith, on an informed basis, and with a view to the interests of the corporation must be rebutted, and it must be proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.
Thus, the NRS provides broader protection from personal liability for directors and officers than the DGCL.
Indemnification.   The NRS and the DGCL each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity may also be indemnified if he or she is not liable for breach of his or her fiduciary duties. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.
In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged, after the exhaustion of any appeals, to be liable to the corporation unless a court otherwise orders.
No corporation may indemnify a party unless it determines that indemnification is proper or unless a present or former director or officer or in the case of Nevada, a director, officer, employee or agent is successful on the merits or otherwise in defense of a suit, action or proceeding. Under the DGCL, the corporation through its stockholders, directors or independent legal counsel will determine that the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the NRS, the corporation through its stockholders, directors or independent counsel must only determine that the indemnification is proper.
Advancement of Expenses.   Although the DGCL and NRS have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, the NRS provides broader rights to advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or other proceeding.
The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement.
In contrast, under the NRS, the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the corporation must pay expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.
Actions by Written Consent of Stockholders.   Both the DGCL and NRS provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. There is no equivalent requirement under the NRS.
The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its bylaws.
The Delaware Charter provides that any action required or permitted to be taken at an annual or special meeting may be taken only upon the vote of stockholders at an annual meeting or special meeting duly noticed. The Nevada Bylaws contain a substantially similar provision.
Dividends and Distributions.   Delaware law is more restrictive than Nevada law with respect to dividend payments. Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation. A corporation may, however, repurchase out of its capital any shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock or, if no shares entitled to such preference are outstanding, any of its shares, if such shares will be retired upon their acquisition and the corporation’s capital is reduced in accordance with the DGCL.
The NRS provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or, (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders (the condition in this clause (ii), the “Balance Sheet Test”). Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances. Pursuant to NRS 78.288(2)(b), in the Nevada Charter, the Nevada corporation is specifically allowed to make any distribution that otherwise would be prohibited by the Balance Sheet Test.
To date, we have not paid dividends on our shares of common stock. The payment of dividends following the Reincorporation, if any, will be within the discretion of the Board after the Reincorporation. Our Board (which will be the Board of the Company immediately following the Reincorporation) does not anticipate that we will pay dividends in the foreseeable future.
Restrictions on Business Combinations.   Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in NRS 78.411 to 78.444, inclusive, and Section 203 of the DGCL.
Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of the Company are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. The term “interested stockholder” is defined generally as a person with 15% or more of a company’s outstanding voting stock.
The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by at least two-thirds (66 2∕3%) of the outstanding voting stock not owned by the interested stockholder.
In contrast, the “business combination” provisions of NRS 78.411 to 78.444, inclusive, prohibit a Nevada corporation with at least 200 stockholders of record from engaging in various “business combination”

transactions with any interested stockholder for a period of two years after the date that the person first become an interested stockholder, unless the business combination or the transaction by which the person first became an interested stockholder is approved by the corporation’s board of directors before the person first became an interested stockholder, or the business combination is approved by the board of directors and thereafter is approved at a meeting of the corporation’s stockholders by the affirmative vote of at least 60% of the outstanding voting power of the corporation held by disinterested stockholders.
Following the expiration of the two-year period, the corporation is prohibited from engaging in a “business combination” transaction with the interested stockholder, unless (i) the business combination or the transaction by which the person first became an interested stockholder is approved by the corporation’s board of directors before the person first became an interested stockholder; (ii) the business combination is approved by a majority of the outstanding voting power of the corporation held by disinterested stockholders; or (iii) the aggregate amount of the consideration to be received in the business combination by all of the holders of outstanding common shares of the corporation not beneficially owned by the interested stockholder is at least equal to the higher of (a) the highest price per share paid by the interested stockholder for any common shares acquired by the interested stockholder within two years immediately before the date of the announcement of the business combination or within two years immediately before, or in the transaction in which the person became an interested stockholder, whichever is higher, and (b) the market value per common share on the date of the announcement of the business combination or on the date that the person first became an interested stockholder, whichever is higher.
In general, an “interested stockholder” is any person who is (i) the direct or indirect beneficial owner of 10% or more of the voting power of the outstanding voting shares of the corporation, or (ii) an affiliate or associate of the corporation and at any time within two years immediately before the date in question was the direct or indirect beneficial owner of 10% or more of the voting power of the then outstanding shares of the corporation.
Companies are entitled to opt out of the business combination provisions of the DGCL and NRS. In the Delaware Charter, we have not opted out of the business combination provisions of Section 203 of the DGCL. In the Nevada Charter, the Nevada corporation does not opt out of the business combination provisions of NRS 78.411 to 78.444, inclusive.
Acquisition of Controlling Interests.   In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects the corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive. Delaware law does not have similar provisions.
The restriction on acquisition of a controlling interest applies to corporations which have 200 or more stockholders of record (at least 100 of whom have had addresses in Nevada at all times during the 90 days immediately preceding the date of the acquisition) and conducts business in Nevada. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors. Once an acquirer crosses one of these thresholds by acquiring a controlling interest in the corporation, the shares which the acquirer acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest in the corporation become “control shares.” Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of such stockholders held upon the request and at the expense of the acquiring person, or, if the acquisition would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, the holders of a majority of each class or series affected. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires.
Stockholder Vote for Mergers and Other Corporate Reorganizations.   Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling substantially all of its assets must authorize such merger or sale of assets by vote of a majority of outstanding shares entitled to vote, except in limited circumstances. The corporation’s board of directors must also approve such transaction.
Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by a majority of outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. However, it is not entirely clear under Nevada law if stockholder authorization is required for the sale of less than all of the assets of a corporation. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of virtually all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is likely that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.
The DGCL does not require a stockholder vote of a constituent corporation surviving a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation of such corporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share or treasury share of the surviving corporation after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.
The Delaware Charter does not require a higher percentage to vote to approve certain corporate transactions. The Nevada Charter also does not specify a higher percentage.
Appraisal or Dissenter’s Rights.   In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair market value of the stockholder’s shares (as determined by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.
Under Section 262 of the DGCL, a stockholder of a corporation who has neither voted in favor of nor consented in writing to certain statutory mergers, consolidations or conversion and has complied with the other requirements of Section 262 of the DGCL may exercise appraisal rights with respect to such shareholder’s shares. However, unless a corporation’s certificate of incorporation otherwise provides, Delaware law does not provide for appraisal rights if the shares of the corporation are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders. Notwithstanding the foregoing, stockholders of a Delaware corporation are entitled to appraisal rights in the case of a merger, consolidation or conversion if an agreement of merger or consolidation or the terms of a resolution providing for a conversion requires the stockholders to accept in exchange for their shares anything other than shares of stock of the surviving, resulting or converted corporation (or depositary receipts in respect thereof), shares of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

In addition, Section 262 of the DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger or consolidation. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval.
The Delaware Charter and Delaware Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.
Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of his or her shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger to which the domestic corporation is a constituent entity, if approval by the stockholders is required and the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, (iii) a plan of exchange in which the domestic corporation is a constituent entity whose interests will be acquired; (iv) a plan of conversion in which the domestic corporation is a constituent entity whose interests will be converted; (v) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares; or (vi) any corporate action pursuant to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to certain sections in the NRS.
Holders of securities that are listed on a national securities exchange or traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20,000,000 are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise or (iii) the holders of the class or series of stock are required under the plan of merger or exchange to accept for the shares anything except cash, shares of stock as described in NRS 92A.390(3) or a combination thereof. The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent. Like the Delaware Charter and Delaware Bylaws, the Nevada Charter and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.
The mechanics and timing procedures vary somewhat between Delaware and Nevada, but both require technical compliance with specific notice and payment protocols.
Special Meetings of the Stockholders.   The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.
In contrast, the NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the president, unless the articles of incorporation or bylaws provide otherwise.
Under the Delaware Bylaws, a special meeting of stockholders may be called by a resolution adopted by any three or more directors. The Nevada Bylaws contain a substantially similar provision.
Annual Meetings Pursuant to Petition of Stockholders.   The DGCL provides that a director or a stockholder of a corporation may apply to the Court of Chancery of Delaware to order the corporation to hold an annual meeting of stockholders if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting.
Nevada law is more restrictive. Under the NRS, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.
Adjournment of Stockholder Meetings.   Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.
In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.
Duration of Proxies.   Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. The DGCL also provides for irrevocable proxies in certain circumstances.
Under the NRS, a proxy is effective only for a period of six months, unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, in limited circumstances.
Stockholder Inspection Rights.   The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a stockholder.
Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation, and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. The stockholder shall furnish an affidavit to the Nevada corporation stating that the inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation and that the stockholder has not at any time sold or offered for sale any list of stockholders.
In addition, the NRS grants certain stockholders the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, these requirements do not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934, as amended.
Changes to the Charter and Bylaws
The Nevada Charter and Nevada Bylaws differ in a number of respects from the Delaware Charter and Delaware Bylaws, respectively. Set forth below is a table summarizing certain material differences in the rights of our stockholders under Nevada and Delaware law under the respective charters and bylaws, as a result of such differences. This chart does not address each difference, but focuses on some of those differences which we believe are most relevant to our stockholders. This chart is qualified in its entirety by reference to the Nevada Charter, the Nevada Bylaws, the Delaware Charter and the Delaware Bylaws.

Provision	Nevada	Delaware
Charter regarding Right to Advanced Payment of Expenses
An indemnitee’s right to advanced payment of expenses related to a proceeding is not subject to the satisfaction of any standard of conduct and is not conditioned upon any prior determination that the indemnitee is entitled to indemnification with respect to the related proceeding or the absence of any prior determination to the contrary.

The Delaware Charter does not specify whether an indemnitee’s right to advanced payment of expenses related to a proceeding is subject to the satisfaction of any standard of conduct nor is it conditioned upon any prior determination that the indemnitee is entitled to indemnification with respect to the related proceeding (or the absence of any prior determination to the contrary).

Charter regarding Forum Adjudication for Disputes
The Second Judicial District Court of Washoe County, Nevada shall be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any director or officer of the Company to the Company or the Company’s stockholders, (3) any action asserting a claim against the Company arising pursuant to any provision of the NRS or the Nevada Charter or Nevada Bylaws, or (4) any action asserting a claim against the Company governed by the internal affairs doctrine.

To the fullest extent permitted by law, the Court of Chancery of Delaware (or, if such court does not have subject matter jurisdiction thereof, the federal district court of the State of Delaware) shall be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any director or officer of the Company to the Company or the Company’s stockholders, (3) any action asserting a claim against the Company arising pursuant to any provision of the DGCL or the Delaware Charter or Delaware Bylaws, or (4) any action asserting a claim against the Company governed by the internal affairs doctrine.

Bylaws regarding Notice of Stockholder Meetings
Written notice of a meeting of stockholders shall be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting. Without limiting the manner by which notice otherwise may be given to stockholders, any notice will be effective if given by a form of electronic transmission consented to (in a manner consistent with the NRS) by the stockholder to whom the notice is given. If notice is given by mail, such notice will be deemed given when deposited in the United States mail, postage prepaid directed to the stockholder at such stockholder’s address as it appears on the records of the Company. If notice is given by electronic transmission, such notice will be deemed given at the time specified in NRS 78.370.

Written notice of a meeting of stockholders shall be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting unless otherwise required by law. Without limiting the matter by which notice may be given to stockholders, notice may be given by electronic transmission in accordance with Section 232 of the DGCL

Provision	Nevada	Delaware
Bylaws regarding Annual Meetings of Stockholders
The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such time and date as shall be designated from time to time by the Board, the Chief Executive Officer or the Chairman of the Board and stated in the Company’s notice of the meeting. The Board, the Chief Executive Officer, or the Chairman of the Board may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders, before or after the notice for such meeting has been sent to the stockholders.

The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such time and date as shall be designated from time to time by the Board and stated in the Company’s notice of the meeting. The Board may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders, before or after the notice for such meeting has been sent to the stockholders.

Bylaws regarding Proxies
Each proxy authorized by a stockholder shall be valid until its expiration or revocation in a manner permitted by the laws of Nevada. In Nevada proxies are valid for six months from the date of creation unless the proxy provides for a longer period of up to seven years.
No proxy authorized by a stockholder shall be valid after three years from the date of its execution unless the proxy provides for a longer period.
Bylaws regarding Quorum
The Nevada Bylaws provide that 33 1∕3% of the voting power of all issued and outstanding shares of the Company’s capital stock entitled to vote thereat, present in person or represented by proxy, constitutes a quorum for the transaction of business.

The Delaware Bylaws provide that a majority of the voting power of all issued and outstanding shares of the Company’s capital stock entitled to vote thereat, present in person or represented by proxy, constitutes a quorum for the transaction of business.

Bylaws regarding Officers
The officers of the Company shall be chosen by the Board and shall include a President, a Chief Executive Officer, a Treasurer, and a Secretary. The Board, in its discretion, may also appoint such additional officers as the Board may deem necessary or desirable, including a Chief Financial Officer, one (1) or more Vice Presidents, one (1) or more Assistant Vice Presidents, one (1) or more Assistant Secretaries, and one (1) or more Assistant Treasurers, each of whom shall hold office for such period, have such authority and perform such duties as the Board may from time to time determine.

The officers of the Company shall be chosen by the Board and shall include a President, a Chief Executive Officer, and a Secretary. The Board, in its discretion, may also appoint such additional officers as the Board may deem necessary or desirable, including a Chief Financial Officer, one (1) or more Vice Presidents, one (1) or more Assistant Vice Presidents, one (1) or more Assistant Secretaries, and one (1) or more Assistant Treasurers, each of whom shall hold office for such period, have such authority and perform such duties as the Board may from time to time determine.

Bylaws regarding Conduct of Stockholder Meetings
The meetings of the stockholders shall be presided over by the Chairman of the Board, or if he or she is not present, by the Chief Executive Officer, or if neither the Chairman of the Board, nor the Chief Executive Officer is present, by a

The meetings of the stockholders shall be presided over by the Chairman of the Board, or if he or she is not present, by the Chief Executive Officer, or if neither the Chairman of the Board, nor the Chief Executive Officer is present, by a

Provision	Nevada	Delaware

chairman elected by a resolution adopted by the majority of the Board. The Secretary will act as secretary of the meeting, but in the Secretary’s absence the chairman of the meeting may appoint any person to act as secretary of the meeting.
The Board may adopt by resolution guidelines and procedures as it may deem appropriate for the conduct of any meeting of stockholders, including guidelines on stockholder participation by remote communication.
The chairman of any meeting of stockholders shall have the authority to convene, recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as are appropriate for the proper conduct of the meeting. The chairman, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall determine whether a matter or business was not properly brought before the meeting.
chairman elected by a resolution adopted by the majority of the Board. The order of business at all meetings of stockholders shall be as determined by the chairman of the meeting.
Bylaws regarding Indemnification
To the fullest extent permitted by Nevada law, as now or hereinafter in effect, the Company shall indemnify any director, officer, agent or employee who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any

The Company shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director or officer of the Company (which shall include actions taken in connection with or relating to the incorporation of the Company) or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including any employee benefit plan of the Company against any and all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such indemnified party.

Provision	Nevada	Delaware

criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. However, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged to be liable to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which the action or suit was brought determines upon application that in view of all the circumstances, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.
To the extent that such person has been successful on the merits or otherwise in defense of any proceeding subject to the Nevada indemnification laws, the corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.
The Company may, by action of the Board and to the extent provided in such action, indemnify employees, agents and other persons as though they were indemnified parties.

Pursuant to the DGCL, a director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the indemnification provisions of the DGCL shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Bylaws regarding Emergency Bylaws	Not provided for in Nevada Bylaws under Nevada law.
In the event of any emergency, disaster or catastrophe, as referred to in Section 110 of the DGCL, or other similar emergency condition, as a result of which a quorum of the Board or committee thereof cannot be convened for action, then the director(s) in attendance at the meeting shall constitute a quorum. Such director(s) in attendance may further take action to appoint one (1) or more of themselves or other directors to membership on any standing or temporary committees of the Board as they shall deem necessary and appropriate.

Approval of Proposal 1 is also deemed to be approval of the Plan of Conversion, the Nevada Charter and the Nevada Bylaws.
Regulatory Approvals
The Reincorporation will not be consummated until after stockholder approval is obtained. If stockholder approval is obtained, we will obtain all required consent of government authorities, including the filing of the Nevada Articles of Conversion, the Nevada Charter and the Delaware Certificate of Conversion.

No Exchange of Stock Certificates Required
Stockholders will not be required to exchange their current Company stock certificates for new Nevada Company stock certificates. Following the effective time of the Reincorporation, any current Company stock certificates submitted to our transfer agent for transfer, whether pursuant to a sale or otherwise, will automatically be exchanged for Nevada Company stock certificates. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) to us or our transfer agent unless and until requested to do so.
No Appraisal or Dissenter’s Rights
The Reincorporation will be conducted as a conversion of the Company from a Delaware corporation to a Nevada corporation. Under the DGCL, our stockholders are not entitled to dissenter’s or appraisal rights with respect to the Reincorporation described in this Proposal 1.
Required Vote and Recommendation
In accordance with the Delaware Charter and Delaware law, approval and adoption of this Proposal 1 requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting. Abstentions and, in the event that Proposal 1 is deemed “non-routine”, broker non-votes, if any, with respect to this Proposal 1 will have the same effect as a vote “AGAINST” this proposal.
THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REINCORPORATION BY CONVERSION OF THE COMPANY FROM THE STATE OF DELAWARE TO THE STATE OF NEVADA.

PROPOSAL 2: APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING IN THE EVENT THE NUMBER OF SHARES OF COMMON STOCK VOTING “FOR” THE ADOPTION OF PROPOSAL 1 ARE INSUFFICIENT TO APPROVE PROPOSAL 1.
Adjournment of the Special Meeting
In the event that the number of shares of common stock voting “FOR” the adoption of Proposal 1 are insufficient to approve such proposal, we may move to adjourn the Special Meeting in order to enable us to solicit additional proxies in favor of the adoption of Proposal 1. In that event, we will ask stockholders to vote only upon the adjournment proposal and not on any other proposal discussed in this Proxy Statement. If the adjournment is for more than thirty (30) days or if a new record date is set for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
For the avoidance of doubt, any proxy authorizing the adjournment of the Special Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of Proposal 1.
Required Vote and Recommendation
In accordance with the Delaware Bylaws and DGCL, approval and adoption of this Proposal 2 requires the affirmative vote of the holders of a majority of the voting power of shares of common stock, present or represented by proxy and entitled to vote at the meeting and voting affirmatively or negatively on such matter. Abstentions, if any, will have the same effect as a vote “AGAINST” this proposal. In the event that this Proposal 2 is deemed “non-routine”, broker non-votes, if any, with respect to this Proposal 2 will not affect the outcome of this proposal.
THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL TWO.

STOCKHOLDER PROPOSALS
Stockholder Proposals for 2023 Annual Meeting
Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC, applicable Delaware law and the Delaware Bylaws.
Any stockholder proposals submitted in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by us no later than May 19, 2023 in order to be considered for inclusion in our proxy statement and form of proxy for our 2023 Annual Meeting of Stockholders. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Dragonfly Energy Holdings Corp., 1190 Trademark Drive #108, Reno, Nevada 89521, Attn.: Corporate Secretary.
The Delaware Bylaws state that, in order for a stockholder to bring a nomination or proposal before a meeting of stockholders, the stockholder must provide timely written notice of the proposal or nomination and otherwise comply with the requirement set forth in the Delaware Bylaws. For our 2023 Annual Meeting of Stockholders, a stockholder’s notice shall be timely if received by us at our principal executive office if received no later than July 9, 2023 and no earlier than June 9, 2023, provided, however, that in the event the 2023 Annual Meeting of Stockholders is scheduled to be held on a date more than 30 days before the anniversary date of the immediately preceding 2022 Annual Meeting of Stockholders held on October 7, 2022 (the “Anniversary Date”) or more than 70 days after the Anniversary Date, a stockholder’s notice shall be timely if received by us at our principal executive office not later than the close of business on the later of (i) the 90th day prior to the scheduled date of such Annual Meeting; and (ii) the 10th day following the day on which such public announcement of the date of such Annual Meeting is first made by us. Proxies solicited by our Board will confer discretionary voting authority with respect to these proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such proposal shall be mailed to: Dragonfly Energy Holdings Corp., 1190 Trademark Drive #108, Reno, Nevada 89521, Attn.: Corporate Secretary.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Dragonfly Energy Holdings Corp., 1190 Trademark Drive #108, Reno, Nevada 89521, Attn.: Corporate Secretary or by phone at (775) 622-3448. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

OTHER MATTERS
As of the date of this Proxy Statement, the Board does not intend to present at the Special Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties at the Special Meeting. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.
By Order of the Board of Directors
/s/ Denis Phares

Denis Phares
President and Chief Executive Officer
January [   •   ], 2023
Reno, Nevada

Annex A
DRAGONFLY ENERGY HOLDINGS CORP.
PLAN OF CONVERSION
This Plan of Conversion (this “Plan”) sets forth certain terms of the conversion of Dragonfly Energy Holdings Corp. (f/k/a Chardan NexTech Acquisition 2 Corp., f/k/a Chardan Global Acquisition 3 Corp.), a Delaware corporation (the “Delaware Corporation”), to a Nevada corporation (the “Nevada Corporation”), pursuant to the terms of the General Corporation Law of the State of Delaware (as amended, the “DGCL”) and the Nevada Revised Statutes (as amended, the “NRS”).
WITNESSETH:
WHEREAS, the Delaware Corporation was incorporated on June 23, 2020;
WHEREAS, upon the terms and subject to the conditions set forth in this Plan, and in accordance with Section 266 of the DGCL and Section 92A.105 of the NRS, the Delaware Corporation will be converted to a Nevada Corporation;
WHEREAS, the board of directors of the Delaware Corporation (the “Board”) has unanimously (i) determined that the Conversion (as defined below) is advisable and in the best interests of the Delaware Corporation and its stockholders and (ii) approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and the Bylaws of the Nevada Corporation, the Delaware Certificate of Conversion and the Nevada Articles of Conversion (as each is defined below);
WHEREAS, the stockholders of the Delaware Corporation have approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and the Bylaws of the Nevada Corporation, the Delaware Certificate of Conversion and the Nevada Articles of Conversion; and
WHEREAS, in connection with the Conversion, at the Effective Time (as hereinafter defined), each share of Common stock, par value $0.0001 per share (the “Delaware Common Stock”), of the Delaware Corporation issued and outstanding immediately prior to the Effective Time shall be cancelled and converted into one share of Common stock, par value $0.0001 per share (the “Nevada Common Stock”), of the Nevada Corporation.
The mode of carrying out the Conversion into effect shall be as described in this Plan.
ARTICLE I
THE CONVERSION
1.1   Conversion.   At the Effective Time (as hereinafter defined), the Delaware Corporation will be converted to the Nevada Corporation, pursuant to, and in accordance with, Section 266 of the DGCL and Section 92A.105 of the NRS (the “Conversion”), whereupon the Delaware Corporation will continue its existence in the organizational form of the Nevada Corporation, which will be subject to the laws of the State of Nevada. The Board and the stockholders of the Delaware Corporation have approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and Bylaws of the Nevada Corporation, the Delaware Certificate of Conversion and the Nevada Articles of Conversion.
1.2   Certificate of Conversion.   The Delaware Corporation shall file a certificate of conversion in the form attached hereto as Exhibit A (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) and shall file articles of conversion in the form attached hereto as Exhibit B (the “Nevada Articles of Conversion”) with the Secretary of State of the State of Nevada, and the Delaware Corporation or the Nevada Corporation, as applicable, shall make all other filings or recordings required by the DGCL or the NRS in connection with the Conversion.

1.3   Effective Time.   The Conversion will become effective upon the filing of the Delaware Certificate of Conversion with the Delaware Secretary of State and the Nevada Articles of Conversion filed with the Nevada Secretary of State or at such later time as specified in the Delaware Certificate of Conversion and the Nevada Articles of Conversion (the “Effective Time”).
ARTICLE II
ORGANIZATION
2.1   Nevada Governing Documents.   At the Effective Time, the Articles of Incorporation and Bylaws of the Nevada Corporation, in the form attached hereto as Exhibits C and D (the “Nevada Governing Documents”), shall govern the Nevada Corporation until amended and/or restated in accordance with the Nevada Governing Documents and applicable law.
2.2   Directors and Officers.   From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or its stockholders, the members of the Board and the officers of the Delaware Corporation holding their respective offices in the Delaware Corporation existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board and officers of the Nevada Corporation.
ARTICLE III
EFFECT OF THE CONVERSION
3.1   Effect of Conversion.   At the Effective Time, the effect of the Conversion will be as provided by this Plan and by the applicable provisions of the DGCL and the NRS. Without limitation of the foregoing, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Delaware Corporation, and all property, real, personal and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, shall remain vested in Nevada Corporation and shall be the property of the Nevada Corporation, and all debts, liabilities and duties of the Delaware Corporation shall remain attached to the Nevada Corporation, and may be enforced against the Nevada Corporation to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Nevada Corporation.
3.2   Conversion of Shares.   At the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or the stockholders, each share of Delaware Common Stock issued and outstanding immediately prior to the Effective Time shall be cancelled and converted into one share of Nevada Common Stock.
ARTICLE IV
MISCELLANEOUS
4.1   Abandonment or Amendment.   At any time prior to the filing of the Certificate of Conversion with the Delaware Secretary of State, the Board may abandon the proposed Conversion and terminate this Plan to the extent permitted by law or may amend this Plan.
4.2   Captions.   The captions in this Plan are for convenience only and shall not be considered a part, or to affect the construction or interpretation, of any provision of this Plan.
4.3   Tax Reporting.   The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan of Conversion is hereby adopted as a “plan of reorganization” for purposes of the Section 368(a)(1)(F) of the Code.
4.4   Governing Law.   This Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

EXHIBIT A
Certificate of Conversion

EXHIBIT B
Nevada Articles of Conversion

EXHIBIT C
Nevada Articles of Incorporation

EXHIBIT D
Nevada Bylaws

Annex B
ARTICLES OF INCORPORATION
OF
DRAGONFLY ENERGY HOLDINGS CORP.
ARTICLE I.
Name
The name of the corporation is Dragonfly Energy Holdings Corp. (the “Corporation”).
ARTICLE II.
Registered Office
The address of the Corporation’s registered office in the State of Nevada is 1190 Trademark Drive #108, Reno, NV 89521. The General Counsel of the Corporation, located at 1190 Trademark Drive #108, Reno, NV 89521, shall act as the registered agent.
ARTICLE III.
Purpose and Powers
The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Nevada Revised Statutes (“NRS”) Chapter 78 of the State of Nevada, as amended (the “ACT’), as the same exists or may hereafter be amended.
ARTICLE IV.
Capital Stock
(A)
Authorized Capital Stock.

The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is one hundred seventy-five million (175,000,000) shares of capital stock, consisting of (i) one hundred seventy million (170,000,000) shares of common stock, par value $0.0001 per share (the “Common Stock”), and (ii) five million (5,000,000) shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).
Notwithstanding anything to the contrary contained herein, the rights and preferences of the Common Stock shall at all times be subject to the rights and preferences of the Preferred Stock as may be set forth in the Articles of Incorporation or one or more certificates of designations filed with the Secretary of State of the State of Nevada from time to time in accordance with the ACT and these Articles of Incorporation. The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by the affirmative vote of the holders of at least a majority of the voting power of the Corporation’s then outstanding shares of capital stock entitled to vote thereon, voting together as a single class, irrespective of the provisions of NRS 78.2055 (or any successor provision thereto), and no vote of the holders of the Common Stock or the Preferred Stock voting separately as a class or series shall be required therefor unless a vote of any such holder is required pursuant to these Articles of Incorporation (including any certificate of designation relating to any series of Preferred Stock).
(B)
Common Stock.

The voting powers, designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions of the Common Stock, in addition to those set forth elsewhere herein, are as follows:
(1)
Voting Rights.   Each holder of shares of Common Stock shall be entitled to vote at all meetings of the stockholders and to cast one vote for each outstanding share of Common Stock held by such holder on all matters on which stockholders are entitled to vote generally. Notwithstanding the foregoing, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to these Articles of Incorporation (including any certificate of designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to these Articles of Incorporation (including any certificate of designation relating to any series of Preferred Stock) or pursuant to the ACT.
(2)
Dividends and Distributions.   Subject to the prior rights of the holders of all series of Preferred Stock at the time outstanding having prior rights or preferences as to dividends or other distributions, the holders of shares of Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of the assets or funds of the Corporation legally available therefor, such dividends and other distributions as may be declared from time to time by the Board of Directors and shall share equally on a per share basis in all such dividends and other distributions.

(3)
Liquidation.   Subject to the prior rights of creditors of the Corporation, including without limitation the payment of expenses relating to any liquidation, dissolution or winding up of the Corporation, and the holders of all series of Preferred Stock at the time outstanding having prior rights as to distributions upon liquidation, dissolution or winding up of the Corporation, in the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of shares of Common Stock shall be entitled to receive their ratable and proportionate share of the remaining assets of the Corporation. A merger or consolidation of the Corporation with any other corporation or other entity, or a sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to its stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

(C)
Preferred Stock.

The Board of Directors is hereby expressly authorized, without any action or vote by the Corporation’s stockholders (except as may otherwise be provided by the terms of any series of Preferred Stock then outstanding), to provide for the issuance of all or any shares of the Preferred Stock in one or more series of Preferred Stock, and to fix for each such series the voting powers, if any, designations, preferences and relative, participating, optional or other rights and qualifications, limitations or restrictions thereof, if any, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series and the number of shares constituting each such series, and to increase or decrease the number of shares of any such series to the extent permitted by the ACT.
ARTICLE V.
Board of Directors
(A)
Powers of the Board of Directors.

Except as otherwise provided by the ACT, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
(B)
Number of Directors.

Subject to any rights of the holders of Preferred Stock to elect directors, the Board of Directors shall consist of one or more members, the exact number of which shall be fixed by, or in the manner provided in, the Corporation’s Bylaws (as may be amended, restated, modified or supplemented from time to time, the “Bylaws”).
(C)
Classification of the Board of Directors.

The directors of the Corporation (other than those directors elected by the holders of any series or class of Preferred Stock provided for or fixed pursuant to the provisions of Article IV hereof (the “Preferred Stock Directors”)) shall be and are divided into three (3) classes, designated Class A, Class B and Class C. Each class shall consist, as nearly as may be possible, of one-third (1/3) of the total number of directors constituting the entire Board of Directors. The Board of Directors have been assigned to such classes as of the effectiveness of the filing of the Articles of Incorporation with the Secretary of State of the State of Nevada (the “Effective Time”). Subject to the rights of holders of any series or class of Preferred Stock to elect directors, each then serving director as of the Effective Date and each director thereafter elected shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that each director initially assigned to Class A shall serve for a term expiring at the Corporation’s first annual meeting of stockholders held after such director’s initial election; each director initially assigned to Class B shall serve for a term expiring at the Corporation’s second annual meeting of stockholders held after such director’s initial election; and each director initially assigned to Class C shall serve for a term expiring at the Corporation’s third annual meeting of stockholders held after such director’s initial election; provided further, that the term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, disqualification, resignation or removal. If the number of such directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any such additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent directors. A director may resign at any time upon notice to the Corporation as provided in the Bylaws.
(D)
Removal of Directors.

Except for any Preferred Stock Director, any director or the entire Board of Directors may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2∕3%) of the total voting power of the outstanding shares of capital stock entitled to vote in the election of directors, voting together as a single class.
(E)
Vacancies.

Except as otherwise required by law and subject to the rights of any series of Preferred Stock then outstanding, any vacancy on the Board of Directors, by reason of death, resignation, retirement, disqualification or removal or otherwise, and any newly created directorship that results from an increase in the number of directors, shall be filled only by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.
(F)
Preferred Stock Directors.

During any period when the holders of any series of Preferred Stock have the right to elect Preferred Stock Directors, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, disqualification, resignation or removal. Except as otherwise provided by the Board of Directors in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect Preferred Stock Directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such Preferred Stock Directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total authorized number of directors of the Corporation shall be reduced accordingly.
(G)
Powers and Authority.

In addition to the powers and authority expressly conferred upon them herein or by statute, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the ACT and these Articles of Incorporation.

ARTICLE VI.
Stockholder Action
(A)
Election of Directors.

Elections of directors need not be by written ballot except and to the extent provided in the Bylaws.
(B)
Advance Notice.

Advance notice of nominations for the election of directors or proposals or other business to be considered by stockholders, which are made by any stockholder of the Corporation, shall be given in the manner and to the extent provided in the Bylaws.
(C)
Stockholder Action by Written Consent.

Any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders in lieu of a meeting of stockholders. Subject to the special rights of the holders of any series of Preferred Stock, and to the requirements of applicable law, special meetings of the stockholders of the Corporation may be called for any purpose or purposes, at any time only by a resolution adopted by any three or more directors, and shall not be called by any other person or persons. Any such special meeting so called may be postponed, rescheduled or cancelled by the Board of Directors. The ability of the stockholders to call a special meeting of the stockholders of the Corporation is hereby specifically denied.
Notwithstanding the foregoing, any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable certificate of designation relating to such series of Preferred Stock.
ARTICLE VII.
Limitation of Director Liability; Indemnification
(A)   No director of the Corporation shall be personally liable to the Corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such elimination from liability or limitation thereof is not permitted under the ACT as the same exists or may hereafter be amended. If the ACT is amended hereafter to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the ACT, as so amended. Any repeal or modification of this Article VII, because of amendments or modifications of the ACT or otherwise, shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to the effective date of such repeal or modification.
(B)   To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced, without interest, if it shall ultimately be determined by final adjudication from which there is no further right to appeal that the indemnitee is not entitled to be indemnified under this Section VII(B) or otherwise. An indemnitee’s right to advanced payment pursuant to this Section VII(B) is not subject to the satisfaction of any standard of conduct and is not conditioned upon any prior determination that the indemnitee is entitled to indemnification under Section VII(A) above with respect to the related Proceeding or the absence of any prior determination to the contrary. The rights to indemnification and advancement of expenses conferred by this Section VII(B) shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators.
ARTICLE VIII.
Amendment of Bylaws
In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Nevada, the Board of Directors shall have the power to adopt, amend, alter or repeal the Bylaws by the affirmative vote of a majority of the entire Board of Directors (assuming no vacancies on the Board of Directors). The Bylaws may also be adopted, amended, altered or repealed by the affirmative vote of at least sixty-six and two-thirds percent (66 2∕3%) of the total voting power of the Corporation’s issued and outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.
ARTICLE IX.
Amendment of Articles of Incorporation
The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed in these Articles of Incorporation or the ACT, and all rights herein conferred upon stockholders are granted subject to such reservation; provided, however, that, notwithstanding any other provision of these Articles of Incorporation (and in addition to any other vote that may be required by law), the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2∕3%) of the voting power of the Corporation’s issued and outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter, change or repeal or to adopt any provision of these Articles of Incorporation inconsistent with any provision of Article V, Article VI, Article VII, Article VIII, this Article IX, or Article X.
ARTICLE X.
Corporation Opportunity
In the event that a member of the Board of Directors who is not an employee of the Corporation or its subsidiaries, or any employee or agent of such member, other than someone who is an employee of the Corporation or its subsidiaries (collectively, the “Covered Persons”), acquires knowledge of any business opportunity matter, potential transaction, interest or other matter, unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and solely in connection with such individual’s service as a member of the Board of Directors of the Corporation (a “Corporate Opportunity”), then the Corporation to the maximum extent permitted from time to time under the ACT (including NRS 78.070): (a) renounces any expectancy that such Covered Person offer an opportunity to participate in such Corporate Opportunity to the Corporation; and (b) waives any claim that such opportunity constituted a Corporate Opportunity that should have been presented by such Covered Person to the Corporation or any of its affiliates. No amendment or repeal of this paragraph shall apply to or have any effect on the liability or alleged liability of any officer, director or stockholder of the Corporation for or with respect to any opportunities of which such officer, director or stockholder becomes aware prior to such amendment or repeal.

ARTICLE XI.
Forum Selection
Unless the Corporation consents in writing to the selection of an alternative forum, (A) (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the ACT, these Articles of Incorporation or the Bylaws (as either may be amended or restated) or as to which the ACT confers jurisdiction on the Second Judicial District Court, in and for the State of Nevada, located in Washoe County, Nevada or (iv) any action asserting a claim governed by the internal affairs doctrine of the law of the State of Nevada shall, to the fullest extent permitted by law, be exclusively brought in the Second Judicial District Court, in and for the State of Nevada, located in Washoe County, Nevada or, if such court does not have subject matter jurisdiction thereof, the federal district court of the State of Nevada; and (B) the federal district courts of the United States of America shall, to the fullest extent permitted by applicable law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to this Article XI.
* * *

IN WITNESS WHEREOF, the Corporation has caused these Articles of Incorporation to be executed on its behalf this       day of February, 2023.
DRAGONFLY ENERGY HOLDINGS CORP.
By:

Name: Denis Phares
Title: Chief Executive Officer

Annex C
BYLAWS
OF
DRAGONFLY ENERGY HOLDINGS CORP.
A Nevada Corporation
Effective February   , 2023

C-i

C-ii

BYLAWS
OF
DRAGONFLY ENERGY HOLDINGS CORP.
ARTICLE I
OFFICES
1.1   Principal Executive Office.   The principal executive office of Dragonfly Energy Holdings Corp. (the “Corporation”) shall be at such place established by the board of directors of the Corporation (the “Board”) in its discretion. The Board shall have full power and authority to change the location of the principal executive office.
1.2   Registered Office.    The registered office of the Corporation shall be as set forth in the Corporation’s Nevada Articles of Incorporation (as may be amended, restated, modified or supplemented from time to time, the “Articles of Incorporation”).
1.3   Other Offices.    The Corporation may also have offices at such other places, both within and outside of the State of Nevada, as the Board may from time to time determine.
ARTICLE II
STOCKHOLDERS’ MEETINGS
2.1   Place of Meetings.    Meetings of stockholders of the Corporation shall be held at such place, if any, either within or outside of the State of Nevada, as shall be designated from time to time by the Board, the Chief Executive Officer or the chairman of the Board of Directors (the “Chairman”) and specified in the notice of the meeting. In the absence of such designation, stockholders’ meetings shall be held at the principal executive office of the Corporation.
2.2   Annual Meetings.   The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such time and date as shall be designated from time to time by the Board, the Chief Executive Officer or the chairman of the Board of Directors (the “Chairman”) and stated in the Corporation’s notice of the meeting. The Board, the Chief Executive Officer, or the Chairman may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders, before or after the notice for such meeting has been sent to the stockholders.
2.3   Special Meetings.    Special meetings of the stockholders for any purpose or purposes may be called at any time by a resolution adopted by any three or more directors, and may not be called by any other person or persons. The Board acting pursuant to a resolution may postpone, reschedule or cancel any previously scheduled special meeting of stockholders, before or after the notice for such meeting has been sent to the stockholders. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.
2.4   Notice.    Whenever stockholders are required or permitted to take any action at a meeting, whether annual or special, a written notice of the meeting shall be given by the Corporation to each stockholder of record entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of such meeting. Such notice shall state the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), and, in the case of a special meeting, the purpose or purposes for which the meeting was called. Unless otherwise required by law, the Articles of Incorporation or these Bylaws (as may be further amended, restated, modified or supplemented from time to time, these “Bylaws”), notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to notice of and to vote at such meeting. Without limiting the manner by which notice otherwise may be given to stockholders, any notice will be effective if given by a form of electronic transmission consented to (in a manner consistent with the ACT, as defined below) by the stockholder to whom the notice is given. If notice is given by mail, such notice will be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. If notice is given by electronic transmission, such notice will be deemed given at the time specified in NRS 78.370.
2.5   Adjournments.   Any meeting of stockholders, annual or special, whether or not a quorum is present, may be adjourned from time to time for any reason by either the chairman of the meeting, by a resolution adopted by the majority of the Board or in accordance with Section 2.6. Notwithstanding the provisions in Section 2.4 hereof, notice need not be given of any such adjourned meeting if the time, place, if any, and date of the meeting and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for determining stockholders entitled to notice of the meeting) are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally called or a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given in conformity with Section 2.4. At such adjourned meeting, any business may be transacted that might have been transacted at the original meeting if such meeting had been held as originally called.
2.6   Quorum.   Unless otherwise required by applicable law or the Articles of Incorporation, the holders of one-third of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, then either the Chairman of the meeting or the stockholders entitled to vote thereon, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, in the manner provided in Section 2.5 hereof, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the withdrawal of enough stockholders to leave less than a quorum.
2.7   Voting.
(a)   Unless otherwise required by law or the Articles of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one (1) vote for each share of stock held by such stockholder which has voting power on all matters submitted to a vote of stockholders of the Corporation.
(b)   Unless otherwise required by law, the Articles of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or any regulation applicable to the Corporation or its securities, (i) every matter brought before any meeting of the stockholders, other than the election of directors, shall be decided by the affirmative vote of the holders of a majority of the voting power of the shares of stock entitled to vote on such matter that are present in person or represented by proxy at the meeting and are voted for or against the matter, voting as a single class, and (ii) directors shall be elected by vote of the holders of a plurality of the votes cast. Notwithstanding the foregoing, two (2) or more classes or series of stock shall only vote together as a single class if and to the extent the holders thereof are entitled to vote together as a single class at a meeting. Where a separate vote by class is required, the vote of the holders of a majority in total voting power of each class of Corporation’s outstanding capital stock represented at the meeting and entitled to vote on such matter and are voted for or against the matter shall be the act of such class, except as otherwise provided by law, the Articles of Incorporation or these Bylaws. The Board, in its discretion, or the Chairman of the Board, or the presiding officer of a meeting of the stockholders, in such person’s discretion, may require that any votes cast (including election of directors) at such meeting shall be cast by written ballot.
2.8   Participation at Stockholder Meetings by Remote Communications.   The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Nevada Revised Statutes (“NRS”) 78.320(4) and any applicable part of NRS Chapter 78 (the “ACT”) or any successor provision. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, (a) participate in a meeting of stockholders, and (b) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by remote communication, provided that (x) the Corporation may implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (y) the Corporation may implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (z) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.
2.9   Proxies.   Each stockholder entitled to vote at a meeting of stockholders has the right to do so either in person or by one (1) or more agents authorized by a proxy, which may be in the form of a telegram, cablegram or other means of electronic transmission, filed with the Secretary of the Corporation, but no such proxy shall be voted or acted upon after six (6) months from its date, unless the proxy provides for a longer period, which may not exceed seven (7) years. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering an instrument in writing stating that the proxy is revoked or by filing another proxy bearing a later date with the Secretary of the Corporation.
2.10   No Stockholder Action by Written Consent.   Subject to the rights of the holders of any class or series of preferred stock then outstanding, as may be set forth in the certificate of designations for such class or series of preferred stock, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of stockholders at an annual or special meeting duly noticed and called in accordance with the ACT and may not be taken by written consent of stockholders without a meeting.
2.11   Record Date.
(a)   In order that the Corporation may determine the stockholders entitled to notice of any meeting of the stockholders or any adjournment thereof, the Board may fix a record date for the determination of the stockholders entitled to notice of any meeting or adjournment thereof. The record date so fixed shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of the stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to notice of or to vote at the adjourned meeting.
(b)   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or to exercise rights in respect of any change, conversion or exchange of stock or in respect of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining the stockholders for any such purpose shall be at the close of business on the date on which the Board adopts the resolution relating thereto.
2.12   Stockholders’ List.   A complete list of the stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order and showing the address of each stockholder, and the number of shares registered in the name of each stockholder, shall be prepared by the officer having charge of the stock ledger. Such list shall be open to examination by any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days before such meeting (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours at the principal place of business of the

Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list required by this Section 2.12 or to vote in person or by proxy at any meeting of stockholders.
2.13   Conduct of Meetings.
(a)   The meetings of the stockholders shall be presided over by the Chairman of the Board, or if he or she is not present, by the Chief Executive Officer, or if neither the Chairman of the Board, nor the Chief Executive Officer is present, by a chairman elected by a resolution adopted by the majority of the Board.
(b)   The Secretary will act as secretary of the meeting, but in the Secretary’s absence the chairman of the meeting may appoint any person to act as secretary of the meeting.
(c)   The Board may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of stockholders of the Corporation as it deems appropriate, including, without limitation, such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting. Except to the extent inconsistent with such rules, regulations and procedures as adopted by the Board, the chairman of any meeting of stockholders will have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as will be determined; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The chairman of any meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, will, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and, if the chairman should so determine, the chairman will so declare to the meeting and any such matter or business not properly brought before the meeting will not be transacted or considered. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders will not be required to be held in accordance with the rules of parliamentary procedure.
(d)   The chairman of the meeting will announce at the meeting when the polls for each matter to be voted upon at the meeting will be opened and closed. After the polls close, no ballots, proxies or votes or any revocations or changes thereto may be accepted.
(e)   In advance of any meeting of stockholders, the Board will appoint one or more inspectors of election to act at the meeting or any adjournment thereof and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is present, ready and willing to act at a meeting of stockholders, the chairman of the meeting will appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the Corporation. No person who is a candidate for an office at an election may serve as an inspector at such election.

2.14   Advance Notice of Stockholder Business and Director Nominations.
(a)   Annual Meetings of Stockholders.
(1)   Nominations of persons for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (i) pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Section 2.4 and Article VI hereof (ii) by or at the direction of the Board or any duly authorized committee thereof, or (iii) by any stockholder of the Corporation who (x) is a stockholder of record at the time of delivery by the stockholder of the notice provided for in Section 2.14(a)(2) to the Secretary of the Corporation and at the time of the annual meeting, (y) who is entitled to vote at the meeting and upon such election, and (z) who complies with the notice procedures set forth in Section 2.14(a)(2); clause (iii) shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and included in the Corporation’s notice of meeting) before an annual meeting of stockholders. Except as otherwise required by law, any failure to comply with these procedures shall result in the nullification of such nomination or proposal. Notwithstanding the foregoing, if a stockholder is entitled to vote only for a specific class or category of directors at a meeting of the stockholders, such stockholder’s right to nominate one (1) or more individuals for the election of a director at the meeting shall be limited to such class or category of directors.
(2)   Without qualification, for any nominations or other business to be properly brought before an annual meeting of stockholders by a stockholder pursuant to clause (iii) of Section 2.14(a)(1). the stockholder must have given timely notice thereof, in proper written form as provided in Section 2.14(c). to the Secretary of the Corporation and any such proposed business (other than nominations of persons for the election to the Board) must constitute a proper matter for stockholder action under the ACT. To be timely, such a stockholder’s notice shall be delivered to the Secretary at the principal executive office of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary date of the preceding year’s annual meeting (which date shall, for purposes of the Corporation’s annual meeting of stockholders in the year of the closing of the merger contemplated by that certain Merger Agreement, entered into by and among the Corporation, Dragonfly Energy Corp. and Bronco Merger Sub, Inc., dated as of May 15, 2022, as amended from time to time (the “Merger Agreement”) be deemed to have occurred on October 7 of such year); provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to such anniversary date or delayed more than seventy (70) days after such anniversary date then to be timely such notice must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public announcement of the date of such annual meeting was first made. In no event shall the adjournment or postponement of any meeting, or any announcement thereof, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The number of nominees a stockholder may nominate for election at the annual meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected as such annual meeting.
(b)   Special Meetings of Stockholders.   Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting delivered pursuant to Section 2.4 and Article VI hereof. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board or any duly authorized committee thereof or (2) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who (x) is a stockholder of record at the time of delivery by the stockholder of the notice provided for in this Section 2.14(b) to the Secretary of the Corporation and at the time of the special meeting, (y) who is entitled to vote at the meeting and upon such election, and (z) who complies with the notice procedures set forth in this Section 2.14(b). In the rent the

Corporation calls a special meeting of stockholders for the purpose of electing one (1) or more directors to the Board, any such stockholder entitled to vote in such election of directors may nominate a person or persons for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice, in proper written form as set forth in Section 2.14(c), shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Notwithstanding the foregoing, if a stockholder is entitled to vote only for a specific class or category of directors at a special meeting of the stockholders, such stockholder’s right to nominate one (1) or more individuals for the election of a director at the meeting shall be limited to such class or category of directors.
(c)   Form of Notice.   To be in proper written form, such stockholder’s notice to the Secretary (whether pursuant to clauses (a)(2) or (b) of this Section 2.14) must set forth:
(1)   as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected and (iii) a reasonably detailed description of any compensatory, payment or other financial agreement, arrangement or understanding that such person has with any other person or entity other than the Corporation including the amount of any payment or payments received or receivable thereunder, in each case in connection with candidacy or service as a director of the Corporation;
(2)   as to any other business (other than the nomination of persons for election as directors) that the stockholder desires to bring before the meeting, (i) a brief description of the business proposed to be brought before the meeting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), (iii) the reasons why the stockholder favors the proposal, (iv) the reasons for conducting such business at the meeting, and (v) any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and
(3)   as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class or series and number of shares of the Corporation’s capital stock that are, directly or indirectly, owned beneficially and of record by such stockholder and by such beneficial owner, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation, forwards, futures, swaps, or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder and such beneficial owner, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such stockholder or such beneficial owner with respect to shares of capital stock of the Corporation, (v) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (vi) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (B) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination, (vii) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder and (viii) such other information relating to any proposed item of business as the Corporation may reasonably require to determine whether such proposed item of business is a proper matter for stockholder action.
The foregoing notice requirements of this Section 2.14(c) shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting.
If requested by the Corporation, the information required under clauses (c)(3)(ii), (iii) and (iv) of this Section 2.14 shall be supplemented by such stockholder and any such beneficial owner not later than ten (10) days after the record date for the meeting to disclose such information as of the record date.
(d)   General.
(1)   The Corporation may require any proposed nominee for election or re-election as a director to furnish such other information, in addition to the information set forth in the stockholder’s notice delivered pursuant to this Section 2.14, as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and whether such nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rules or regulations, or any publicly-disclosed corporate governance guideline or committee charter of the Corporation.
(2)   Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in this Section 2.14 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors, and only such business as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.14 shall be conducted at a meeting of stockholders. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty to (i) determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.14 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made or solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies or votes in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by Section 2.14(c)(3)(vi), and, (ii) if any proposed nomination or business was not made or proposed in compliance with this Section 2.14, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.14, unless otherwise required by law, if the stockholder who has delivered a notice pursuant to this Section 2.14 (or a qualified representative of such stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. To be considered a “qualified representative” of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or by telegram, cablegram or other means of electronic transmission that is deemed valid in accordance with Section 2.9 hereof delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders, and such person must produce such writing or telegram, cablegram or electronic transmission, or a reliable reproduction of the writing or telegram, cablegram or electronic transmission, at the meeting of stockholders.

(3)   For purposes of this Section 2.14, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.
(4)   Notwithstanding the foregoing provisions of this Section 2.14, stockholders shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.14; provided, however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to clause (a)(l)(iii) or (b) of this Section 2.14. Nothing in this Section 2.14 shall be deemed to affect any rights (x) of stockholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act or (y) of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Articles of Incorporation.
(e)   Submission of Questionnaire, Representation and Agreement.   To be eligible to be a nominee for election or re-election as a director of the Corporation nominated by a stockholder pursuant to Section 2.14(a)(1)(iii), the candidate for nomination must deliver (in accordance with the time periods prescribed for delivery of notice under clauses (a)(2) or (b) of this Section 2.14, as applicable) to the Secretary at the principal executive office of the Corporation (1) a completed written questionnaire (in a form provided by the Corporation) with respect to the background, qualifications, stock ownership and independence of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and (2) a written representation and agreement (in the form provided by the Secretary upon written request) that such person (1) is not and, if elected as a director during his or her term of office, will not become a party to (x) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question in his or her capacity as a director (a “Voting Commitment”) that has not been disclosed to the Corporation or (y) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (2) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Corporation that has not been disclosed therein and (3) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation (and, if requested by any candidate for nomination, the Secretary of the Corporation shall provide to such candidate for nomination all such policies and guidelines then in effect).
ARTICLE III
DIRECTORS
3.1   Powers and Duties.   Subject to the provisions of the ACT and to any limitations in the Articles of Incorporation relating to action required to be approved by the stockholders, the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, by or under the direction and control of the Board. The Board may delegate the management of the day-to-day operation of the business of the Corporation, provided that the business and affairs of the Corporation shall remain under the ultimate direction and control of the Board.
3.2   Number and Qualifications.   The Board shall consist of one (1) or more members, the exact number of which shall be fixed from time to time by resolution of the Board, all of whom must be natural persons who are at least 18 years of age. Unless otherwise required by law or by the Articles of Incorporation, directors need not be stockholders of the Corporation or residents of the State of Nevada. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.
3.3   Classified Board of Directors.   The Board shall be divided into classes, with each such class serving for a term, as set forth in the Articles of Incorporation.
3.4   Resignations and Removals of Directors.   Any director of the Corporation may resign from the Board or any committee thereof at any time, by giving notice in writing or by electronic transmission to the Chairman of the Board, the President or the Secretary of the Corporation and, in the case of a committee, to the chairman of such committee, if there be one and if there is no such chairman, to the Chairman of the Board. Such resignation shall take effect at the time therein specified (which may be upon the happening of an event specified therein) or, if no time is specified, immediately. Unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. Except as otherwise required by law or the Articles of Incorporation and except for any director elected by the holders of any series or class of preferred stock provided for or fixed pursuant to the provisions of Article V of the Articles of Incorporation, any director or the entire Board may be removed from office at any time, but only for cause, and only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2∕3%) of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote in the election of directors, voting together as a single class. Unless otherwise provided by the charter of the committee, any director serving on a committee of the Board may be removed from such committee at any time by the Board.
3.5   Vacancies.   Except as otherwise required by law or the Articles of Incorporation, any vacancy on the Board, by reason of death, resignation, retirement, disqualification or removal or otherwise, and any newly created directorship that results from an increase in the number of directors, shall be filled only by a majority of the Board then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.
3.6   Regular Meetings.   Regular meetings of the Board shall be held at such place or places, within or without the State of Nevada, on such date or dates and at such time or times, as shall have been established by the Board and publicized among all directors. A notice of each regular meeting shall not be required.
3.7   Special Meetings.   Special meetings of the Board for any purpose or purposes may be called at any time by the Chairman of the Board, the Chief Executive Officer, if any, the President or any two (2) directors then in office. Notice of each such meeting shall be given to each director, if by mail, addressed to such director at his or her residence or usual place of business, at least five (5) days before the day on which such meeting is to be held, or shall be sent to such director at such place by facsimile, electronic mail or other electronic transmissions, or be delivered personally or by telephone, in each case at least twenty-four (24) hours prior to the time set for such meeting. A notice of special meeting need not state the purpose of such meeting, and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.
3.8   Organization.   Meetings of the Board shall be presided over by the Chairman of the Board, or in his or her absence by the Vice Chairman of the Board, if any, or in his or her absence by the Chief Executive Officer, if any, if such person is a member of the Board, or in the absence of any such person, by a chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.
3.9   Quorum.   Except as otherwise required by law, these Bylaws or the Articles of Incorporation, at all meetings of the Board or any committee thereof, a majority of the entire Board or a majority of the directors constituting such committee, as the case may be, shall constitute a quorum for the transaction of business and the act of a majority of the directors or committee members present at any meeting at which there is a quorum shall be the act of the Board or such committee, as applicable. If a quorum shall not be present at any meeting of the Board or any committee thereof, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

3.10   Action of the Board by Written Consent.   Unless otherwise provided in the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all of the members of the Board or such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the Board or such committee.
3.11   Expense Reimbursement and Compensation.   Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board. This Section 3.11 shall not be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.
3.12   Chairman and Vice Chairman of the Board.   The Corporation shall have a Chairman of the Board and, at the Board’s discretion, a Vice Chairman of the Board. Any such Chairman of the Board or Vice Chairman of the Board may be an officer of this Corporation as determined by the Board pursuant to Section 4.1. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board and shall exercise and perform such other powers and duties as may be from time to time assigned to him or her by the Board or as may be prescribed by these Bylaws.
3.13   Committees.
(a)   The Board may, by resolution, designate from among its members one (1) or more committees, each such committee to consist of one (1) or more of the directors of the Corporation, the exact number of which shall be fixed from time to time by resolution of the Board. The Board may designate one (1) or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board establishing such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the ACT to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any bylaw of the Corporation. All committees of the Board shall keep minutes of their meetings and shall report their proceedings to the Board when requested or required by the Board.
(b)   Any committee of the Board may adopt such rules and regulations not inconsistent with the provisions of law, the Articles of Incorporation or these Bylaws for the conduct of its meetings as such committee may deem proper.
3.14   Telephonic Meetings.   Unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or such committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.
ARTICLE IV
OFFICERS
4.1   General.   The officers of the Corporation shall be chosen by the Board and shall include a President, a Chief Executive Officer, a Treasurer, and a Secretary. The Board, in its discretion, may also appoint such additional officers as the Board may deem necessary or desirable, including a Chief Financial Officer, one (1) or more Vice Presidents, one (1) or more Assistant Vice Presidents, one (1) or more Assistant Secretaries, and one (1) or more Assistant Treasurers, each of whom shall hold office for such period, have such authority and perform such duties as the Board may from time to time determine. Subject to the rules or regulations of any stock exchange applicable to the Corporation or other applicable law, the Board may delegate to any officer of this Corporation or any committee of the Board the power to appoint, remove and prescribe the term and duties of any officer provided for in this Section 4.1. Any number of offices may be held by the same person, unless otherwise provided by the Articles of Incorporation or these Bylaws.
4.2   Appointment and Term.   Each officer shall serve at the pleasure of the Board and shall hold office until such officer’s successor has been appointed, or until such officer’s earlier death, resignation or removal. Any officer may be removed, either with or without cause, by the Board or by any officer upon whom such power of removal may be conferred by the Board.
4.3   Resignations.   An officer may resign from his or her position at any time, by giving notice in writing or electronic transmission to the Corporation. Such resignation shall be without prejudice to any rights, if any, the Corporation may have under any contract to which the officer is a party. Such resignation shall take effect at the time therein specified (which may be upon the happening of an event specified therein), or, if no time is specified, immediately; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
4.4   Vacancies.   A vacancy in any office because of death, resignation, removal, disqualification or otherwise shall be filled by the Board in the manner prescribed in these Bylaws for election or appointment to such office.
4.5   Compensation.   The Board shall fix, or may appoint a committee to fix, the compensation of all officers of the Corporation appointed by the Board. Subject to the rules or regulations of any stock exchange applicable to the Corporation or other applicable law, the Board may authorize any officer upon whom the power to appoint officers may have been conferred pursuant to Section 4.1 to fix the compensation of such officers.
4.6   Authority and Duties of Officers.   All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be provided herein or designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.
ARTICLE V
STOCK
5.1   Certificates.   The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock in the Corporation represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Corporation by any two (2) authorized officers, representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile signature. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issuance.
5.2   Transfers.   Shares of stock of the Corporation shall be transferable upon the Corporation’s books by the holders thereof, in person or by their duly authorized attorneys or legal representatives, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or, with respect to uncertificated shares, by delivery of duly executed instructions or in any other manner permitted by applicable law). Certificates representing such shares, if any, shall be cancelled and new certificates, if the shares are to be certificated, shall thereupon be issued. Shares of capital stock of the Corporation that are not represented by a certificate shall be transferred in accordance with applicable law. A record shall be made of each transfer. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented, both the transferor and transferee request the Corporation to do so. The Board shall have power and authority to make such rules and regulations as it may deem necessary or proper concerning the issue, transfer and registration of certificates for shares of stock of the Corporation.
5.3   Lost Stolen, or Destroyed Certificates.   The Board may direct a new certificate or uncertificated shares be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issuance of a new certificate or uncertificated shares, the Board may, in its discretion, require the owner of such lost, stolen or destroyed certificate to give the Corporation a bond (or other adequate security) in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate or uncertificated shares. The Board may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.
5.4   Record Owners.   The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.
ARTICLE VI
NOTICES
6.1   Notices.
(a)   Whenever notice is required by law, the Articles of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at such person’s address as it appears on the books of the Corporation or given by the stockholder for such purpose, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice may also be given personally or by facsimile, electronic mail or other means of electronic transmission in accordance with applicable law. Without limiting the foregoing, any notice to stockholders given by the Corporation pursuant to the ACT, the Articles of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given.
(b)   Notice to a stockholder given by a form of electronic transmission in accordance with these Bylaws shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network, together with separate notice to the stockholder of such specific posting, upon the later of such posting and the giving of such separate notice; and (iv) if by another form of electronic transmission, when directed to the stockholder. For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.
(c)   Any notice to stockholders given by the Corporation may be given by a single written notice to stockholders who share an address if consented to by the stockholders at such address to whom such notice is given. Any such consent shall be revocable by the stockholders by written notice to the Corporation. Any stockholder who fails to object in writing to the Corporation, within sixty (60) days of having been given written notice by the Corporation of its intention to send the single notice as set forth in this Section 6.1(c) shall be deemed to have consented to receiving such single written notice.
6.2   Waivers of Notice.   Whenever any notice is required by applicable law, the Articles of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to notice, or a waiver thereof given by electronic transmission by the person or persons entitled to notice, in each case, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting, present in person or represented by proxy, shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of stockholders or any regular or special meeting of the directors or members of a committee of directors need be specified in any written waiver of notice unless so required by law, the Articles of Incorporation or these Bylaws.
ARTICLE VII
INDEMNIFICATION AND ADVANCEMENT OF EXPENSES
7.1   Indemnification and Insurance.
(a)   Indemnification of Directors and Officers.
(i)   For purposes of this Article, (A) “Indemnitee” means each director, officer, agent or employee of the Corporation who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as defined below), by reason of the fact that he or she is or was a director, officer, agent or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer or employee of, or in any other capacity for, another corporation, partnership, joint venture, limited liability company, trust, or other enterprise; and (B) “Proceeding” means any threatened, pending, or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative, or investigative.
(ii)   Each Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the laws of the State of Nevada, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding; provided that such Indemnitee either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee is liable pursuant to NRS 78.138 or did not act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding he or she had reasonable cause to believe that his or her conduct was unlawful. The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper. Except as so ordered by a court and for advancement of expenses pursuant to this Section, indemnification may not be made to or on behalf of an Indemnitee if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action. Notwithstanding anything to the contrary contained in these Bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder.
(iii)   Indemnification pursuant to this Section shall continue as to an Indemnitee who has ceased to be a director, officer, agent or employee of the Corporation or member, manager or managing member of a predecessor limited liability company or affiliate of such limited liability company or a director, officer, employee, partner, member, manager or fiduciary of, or to serve in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise and shall inure to the benefit of his or her heirs, executors and administrators.
(iv)   The expenses of Indemnitees must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as such expenses are incurred and in advance of the final disposition of the Proceeding, upon receipt of an undertaking by or on behalf of such Indemnitee to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an Indemnitee is successful on the merits or otherwise in defense of any Proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.
(b)   Indemnification of Employees and Other Persons.   The Corporation may, by action of the Board of Directors and to the extent provided in such action, indemnify employees, agents and other persons as though they were Indemnitees.
(c)   Non-Exclusivity of Rights.   The rights to indemnification provided in this Article shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or these Bylaws, agreement, vote of stockholders or directors, or otherwise.
(d)   Insurance.   The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer or employee, or arising out of his or her status as such, whether or not the Corporation has the authority to indemnify him or her against such liability and expenses.
(e)   Other Financial Arrangements.   The other financial arrangements which may be made by the Corporation may include, but are not limited to, the following (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation; and (iv) the establishment of a letter of credit, guarantee or surety. No financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to advancement of expenses or indemnification ordered by a court.
(f)   Other Matters Relating to Insurance or Financial Arrangements.   Any insurance or other financial arrangement made on behalf of a person pursuant to this Section 8.1 may be provided by the Corporation or any other person approved by the Board of Directors, even if all or part of the other person’s stock or other securities is owned by the Corporation. In the absence of fraud, (i) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section 8.1 and the choice of the person to provide the insurance or other financial arrangement is conclusive; and (ii) the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability for his action; even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.
Section 8.2 Amendment.   Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article VII which is adverse to any Indemnitee shall apply to such Indemnitee only on a prospective basis, and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment.
ARTICLE VIII
GENERAL PROVISIONS
8.1   Fiscal Year.   The fiscal year of the Corporation shall be fixed by resolution of the Board.

8.2   Corporate Seal.   The Corporation may adopt and may subsequently alter the corporate seal and it may use the same by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.
8.3   Maintenance and Inspection of Records.   The Corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books and other records.
8.4   Reliance Upon Books. Reports and Records.   Each director and each member of any committee designated by the Board shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation
8.5   Dividends.   Subject to the requirements of the ACT and the provisions of the Articles of Incorporation, dividends on the capital stock of the Corporation may be declared by the Board at any regular or special meeting of the Board (or any action by written consent in lieu thereof in accordance with Section 3.11 hereof), and may be paid in cash, in property, or in shares of the Corporation’s capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for purchasing any of the shares of capital stock, warrants, rights, options, bonds, debentures, notes, scrip or other securities or evidences of indebtedness of the Corporation, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board may modify or abolish any such reserve. In the event that the Board declares a dividend on the capital stock of the Corporation pursuant to this Section 8.5, the Board may fix a record date in order that the Corporation may determine the stockholders entitled to receive payment of any dividend, which record date shall be fixed in accordance with Section 2.11(b).
8.6   Articles of Incorporation Governs.   In the event of any conflict between the provisions of the Articles of Incorporation and these Bylaws, the provisions of the Articles of Incorporation shall govern.
8.7   Severability.   Any determination that any provision of these Bylaws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these Bylaws.
8.8   Actions with Respect to Securities of Other Entities.   All stock and other securities of other entities owned or held by the Corporation for itself, or for other parties in any capacity, shall be voted (including by written consent), and all proxies with respect thereto shall be executed, by the person or persons authorized to do so by resolution of the Board or, in the absence of such authorization, by the President, Chief Executive Officer, Secretary or such other officer of the Corporation designated by the Board.
ARTICLE IX
LOCK-UP
Section 1.   Subject to Section 2 of this Article IX, the holders (the “Lock-up Holders”) of common stock of the Corporation issued (a) as consideration pursuant to the merger of Bronco Merger Sub, Inc., a Delaware corporation, with and into Dragonfly Energy Corp., a Nevada corporation (the “Merger”) or (b) to directors, officers and employees of the Corporation upon the settlement or exercise of stock options or other equity awards outstanding as of immediately following the closing of the Merger in respect of awards of Dragonfly Energy Corp. outstanding immediately prior to the closing of the Merger (excluding, for the avoidance of doubt, the Acquiror Warrants (as defined in the Merger Agreement)) (the “Dragonfly Equity Award Shares”), may not Transfer any Lock-up Shares until the end of the Lock-up Period (the “Lock-up”).
Section 2.   Notwithstanding the provisions set forth in Section 1 of this Article IX, the Lock-up Holders or their respective Permitted Transferees may Transfer the Lock-up Shares during the Lock-up Period (a) to (i) the Corporation’s officers or directors, (ii) any affiliates or family members of the Corporation’s officers or directors, (iii) any direct or indirect partners, members or equity holders of such Lock-up Holder, or any related investment funds or vehicles controlled or managed by such persons or entities or their respective affiliates, or (iv) the other Lock-up Holders or any direct or indirect partners, members or equity holders of the Lock-up Holders, any affiliates of the Lock-up Holders or any related investment funds or vehicles controlled or managed by such persons or entities or their respective affiliates; (b) in the case of an individual, by gift to a member of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person or entity, or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) to the partners, members or equity holders of such Lock-up Holder by virtue of the Lock-up Holder’s organizational documents, as amended, upon dissolution of the Lock-up Holder; (f) in connection with any bona fide mortgage, encumbrance or pledge to a financial institution in connection with any bona fide loan or debt transaction or enforcement thereunder, including foreclosure thereof; (g) to the Corporation; or (h) in connection with a liquidation, merger, stock exchange, reorganization, tender offer approved by the Board of Directors or a duly authorized committee thereof or other similar transaction which results in all of the Corporation’s stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to the closing date of the Merger.
Section 3.   Notwithstanding the other provisions set forth in this Article IX or these Bylaws (including Article X), the Board of Directors may, in its sole discretion, determine to waive, amend, or repeal the Lock-up obligations set forth in this Article; provided, that, any such waiver, amendment or repeal of any Lock-up obligations set forth herein shall require, in addition to any other vote of the members of the Board of Directors required to take such action pursuant to these bylaws or applicable law, the affirmative vote of at least one of the directors of the Corporation that has been designated pursuant to Section 7.6(a)(i) of the Merger Agreement, or if no such person is then serving as a director of the Coloration, one of their respective successors.
Section 4.   For purposes of this Article IX:
(a)   the term “Lock-up Period” means the period beginning on the closing date of the Merger and ending on the date that is 180 days after the closing date of the Merger;
(b)   the term “Lock-up Shares” means the shares of common stock held by the Lock-up Holders immediately following the closing of the Merger (other than shares of common stock acquired in the public market or pursuant to a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to a subscription agreement where the issuance of common stock occurs on or after the closing of the Merger) and the Dragonfly Equity Awards Shares; provided, that, for clarity, shares of common stock issued in connection with the Domestication (as defined in the Merger Agreement) or the PIPE Investment (as defined in the Merger Agreement) shall not constitute Lock-up Shares;
(c)   the term “Permitted Transferees” means, prior to the expiration of the Lock-up Period, any person or entity to whom such Lock-up Holder is permitted to transfer such shares of common stock prior to the expiration of the Lock-up Period pursuant to Section 2 of this Article IX; and
(d)   the term “Transfer” means the (i) sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (ii) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or
(e)   public announcement of any intention to effect any transaction specified in clause (i) or (i) of this subparagraph.
Section 5.   The provisions of this Article IX shall continue in effect during the Lock-up Period, and shall thereafter terminate and be of no further force or effect.

ARTICLE X
AMENDMENTS
10.1   Amendments.   These Bylaws may be altered, amended or repealed, in whole or in part, or new Bylaws may be adopted by the Board or by the stockholders as expressly provided in the Articles of Incorporation.

PROXY DRAGONFLY ENERGY HOLDINGS CORP. Virtual Special Meeting of Stockholders, February 28, 2023 at 4:00 P.M. Pacific Time This Proxy is solicited on behalf of the Board of Directors of Dragonfly Energy Holdings Corp. The undersigned hereby appoints Denis Phares and Nicole Harvey, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and hereby authorizes them, and each of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Dragonfly Energy Holdings Corp. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 4:00 P.M. Pacific Time on February 28, 2023 and any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. The Special Meeting of Stockholders will be held virtually. In order to attend the Special Meeting, you must register at www.viewproxy.com/DFLI/2023 by 11:59 p.m. Pacific Time on February 26, 2023. On the day of the Special Meeting, if you have properly registered, you may enter the Special Meeting by clicking on the link provided and the password you received via email in your registration confirmation.
Further instructions on how to attend and vote during the Special Meeting are contained in the Proxy Statement in the section titled “Who can attend the meeting?” THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY ADJOURNMENT THEREOF. (Continued and to be marked, dated, and signed on other side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the virtual Special Meeting: The Proxy Statement is available at: www.viewproxy.com/DFLI/2023

Please mark your votes like this ☒ The Board of Directors recommends a vote “FOR” Proposals 1 and 2. Proposal 1. To approve the reincorporation of the Company from the State of Delaware to the State of Nevada. FOR ☐ AGAINST ☐ ABSTAIN ☐ DO NOT PRINT IN THIS AREA (Stockholder Name & Address Data) Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐ Proposal 2. To approve the adjournment of the special meeting in the event that the number of shares of common stock present or represented by the proxy at the Special Meeting and voting “FOR” the adoption of Proposal 1 are insufficient. FOR ☐ AGAINST ☐ ABSTAIN ☐ NOTE: This proxy should be marked, dated, and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person. Date VIRTUAL CONTROL NUMBER Signature Signature (if held jointly) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. As a stockholder of Dragonfly Energy Holdings Corp., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. As a Registered Holder, you may vote your shares at the Special Meeting by first registering at http://viewproxy.com/DFLI/2023 using your Virtual Control Number below. Your registration must be received by 11:59 p.m. Eastern Time on February 27, 2023. On the day of the Special Meeting, if you have properly registered, you may log in to the Special Meeting by clicking on the link provided and the password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the Special Meeting in order to vote. Further instructions on how to attend and vote during the Special Meeting are contained in the Proxy Statement in the section titled “Who can attend the meeting?” VIRTUAL CONTROL NUMBER PROXY VOTING INSTRUCTIONS: Please have your 11-digit Virtual Control Number ready when voting by Internet or Telephone. INTERNET Vote Your Proxy on the Internet: Go to www.fcrvote.com/DFLI Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1-866-402-3905 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.